UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23739
Exact name of registrant as specified in charter:	PGIM Private Real Estate Fund, Inc.
Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102
Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102
Registrant’s telephone number, including area code:	800-225-1852
Date of fiscal year end:	12/31/2025
Date of reporting period:	12/31/2025

Item 1 – Reports to Stockholders

(a) Report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PGIM PRIVATE REAL ESTATE FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2025

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds and certain closed-end funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2025 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2 Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Private Real Estate Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended December 31, 2025.

Financial markets rallied and the global economy remained resilient throughout the period as inflation continued to cool and recession fears eased. Consumer spending remained a key source of economic growth, and home prices climbed modestly, although the labor market softened compared with the prior year.

With inflation restrained, the US Federal Reserve (Fed) further reduced the federal funds rate, implementing three 25-basis-point cuts late in the year. Despite concerns over high valuations, investor enthusiasm for AI-related stocks led equities markets to record highs during the period. US equities recorded solid gains, while international markets posted even stronger advances. In the US, real estate was the weakest-performing sector due to its heightened sensitivity to persistently elevated long-term interest rates. Consumer staples, energy, and consumer discretionary stocks also lagged, while communications services and information technology stocks outperformed.

Bond markets faced a mixed environment during the period as fixed income investors navigated shifting expectations for rate cuts and moderating inflation. US and global investment-grade bonds generated modest returns, while emerging market debt benefited from improving risk sentiment. High yield corporate bonds outperformed, supported by resilient economic growth and stable credit fundamentals.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering a broad spectrum of asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 16th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Private Real Estate Fund, Inc.

February 16, 2026

PGIM Private Real Estate Fund, Inc. 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/privaterealestate or by calling (800) 225-1852.

	Average Annual Total Returns as of 12/31/25

	One Year (%)	Since Inception (%)

Class D

(without sales charges)	10.68	9.57 (11/3/2022)

Class I

(without sales charges)	10.97	9.85 (11/3/2022)

Class S

(without sales charges)	10.05	8.92 (11/3/2022)

Class T

(with sales charges)	6.20	7.70 (11/3/2022)

(without sales charges)	10.05	8.92 (11/3/2022)

Bloomberg US Aggregate Bond Index

	7.30	5.46

S&P 500 Index

	17.88	21.48

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower. Total returns are based on changes in net asset value. Net asset value total return assumes the reinvestment of all distributions, including returns of capital, if any.

Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date. All returns exclude the impact of redemption fees on shares purchased and held less than 12 months.

4  Visit our website at pgim.com/closed-end-fund-documents

Growth of a $1,000,000 Investment

(unaudited)

The graph compares a $1,000,000 investment in the Fund’s Class I shares with a similar investment in the Bloomberg US Aggregate Bond Index and the S&P 500 Index by portraying the initial account values at the commencement of operations for Class I shares (November 3, 2022) and the account values at the end of the current fiscal year (December 31, 2025) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class I shares only. As indicated in the table provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns in the table and the graph do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

PGIM Private Real Estate Fund, Inc. 5

Your Fund’s Performance (continued)

Benchmark Definitions

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how large company stocks in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes that may be paid by an investor.

6  Visit our website at pgim.com/closed-end-fund-documents

Presentation of Fund Holdings as of 12/31/25

Top Largest Holdings	Real Estate Sectors	% of Net Assets
The Ardent, Mill Creek, Washington	Non-Consolidated Affiliated Joint Ventures—Multifamily	21.4%
2601 4th Avenue East, Shakopee, Minnesota	Non-Consolidated Affiliated Joint Ventures—Industrial	14.9%
1735 Jersey Avenue, North Brunswick, New Jersey	Non-Consolidated Affiliated Joint Ventures—Industrial	11.8%
Capodagli NJ TOD Portfolio Mezzanine Loan, Bound Brook and Hackensack, New Jersey	Investment in Unaffiliated Real Estate Loans—Multifamily	10.2%
Monarch Town Center, Miramar, Florida	Non-Consolidated Affiliated Joint Ventures—Retail	9.9%
East Gate Marketplace, Chantilly, Virginia	Non-Consolidated Affiliated Joint Ventures—Retail	9.2%
Napa Green Apartments, Napa, California	Non-Consolidated Affiliated Joint Ventures—Multifamily	6.7%
3730 S. Main St., Pearland, Texas	Non-Consolidated Affiliated Joint Ventures—Industrial	5.4%
1011 Buffalo Run Dr., Missouri City, Texas	Non-Consolidated Affiliated Joint Ventures—Industrial	2.1%

Holdings reflect only long-term investments and are subject to change.

PGIM Private Real Estate Fund, Inc. 7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Private Real Estate Fund’s Class I shares returned 10.97% in the 12-month reporting period that ended December 31, 2025, outperforming the 7.30% return of the Bloomberg US Aggregate Bond Index (the Index).

What were conditions like in the private real estate market?

•

The US economy was resilient in 2025. Consensus economic growth expectations were ratcheted down swiftly following the announcement of relatively broad tariff increases on imports in April. Yet current consensus projections are for full-year economic growth in 2025 to match the more optimistic forecasts made when the year started. Overall, consumers and businesses in aggregate weathered the imposition of tariffs better than expected.

•

Despite the resilience in economic growth, labor markets softened notably throughout the year, with job growth turning negative during several months. Unemployment remained very low at year-end by historical standards but was rising.

•

Amid the slowdown in job creation, the labor market remained strong enough to support household income growth and underpin continued demand in housing segments. Demand in commercial segments such as industrial and retail were weaker early in the year but accelerated in the second half of 2025.

•

Property income growth remained positive across most property types, yet growth in market rents was modest. Retail led the way with market rental growth of 2.0%. US industrial rent growth slowed to 1.3% for the year, while apartment rents grew just 0.3%. There was wide variation among geographies, particularly in the apartment and industrial sectors, where certain locations faced more significant supply headwinds.

•

Private real estate values reached a bottom in 2024 and modestly increased in 2025. Unlevered total returns reached 4.7% over the past four quarters through the third quarter of 2025. Retail outperformed the other major property types, posting a 7.0% return over the past four quarters through the third quarter of 2025. Office remained the only sector that experienced value losses in 2025, though those losses slowed materially.

•

Commercial real estate transaction volumes bottomed in 2024 and were on an upward trajectory from late 2024 and through 2025. MSCI/RCA reported that transaction volume in the trailing four quarters through the third quarter of 2025 was up 24% versus the previous four quarters. Value stabilization/growth was evident in transaction markets, as yields stabilized or even declined in all major property types during 2025.

•

Yields for 10-year US Treasury bonds remained relatively rangebound in the 4–4.5% range throughout 2025. After a multiyear period of rapid rate increases, real estate investors gained conviction in long-term yields remaining around these levels, as evidenced by stabilizing or falling capitalization rates in the transaction markets across most property types.

8  Visit our website at pgim.com/closed-end-fund-documents

•

Financing was readily available for most property types and geographies. Competition among lenders intensified across many lender categories, including private debt funds, insurance companies, banks, and the agencies.

What worked and didn’t work?

•

Disciplined capital deployment: Strong performance relative to the Index was driven by a disciplined approach to capital allocation. The Fund invested in opportunities that met strict criteria, based on demographic trends and shifts in technology, which supported stable risk-adjusted returns.

•

Impact of absence of legacy assets: Performance benefited from a lack of legacy assets—investments purchased during a period of lower-interest rates that may limit returns in a higher rate environment.

What was the impact of the Fund’s distribution policy?

•

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy. PGIM Real Estate believes the practice helps maintain the Fund’s competitiveness. For the fiscal year ended December 2025, the tax character of dividends paid included an ordinary income distribution of $2,034,009 and a tax return of capital distribution of $8,794,026 or 81.2% of the total distribution of $10,828,035, which had no material impact on the net asset value (NAV) during the reporting period.

Current outlook

•

Economic growth forecasts for 2026 continue to move higher, reflecting a resilient US economy despite headwinds from tariffs and a moderating labor market. Expectations are for a sustained pickup in productivity to continue to support overall growth. In PGIM Real Estate’s view, this productivity-driven outlook supports rental growth, as it would increase the capacity of tenants to afford higher rents.

•

The new supply outlook remains favorable for real estate investors. Supply pipelines fell across almost all property types and geographies throughout 2025. Construction costs have risen significantly in recent years and remain elevated, but commercial real estate capital values have fallen approximately 19% from peak to trough, making development even harder to justify financially than during the last cycle.

•

PGIM Real Estate expects transaction volume to trend higher in 2026. Although some geographies and property types will continue to face headwinds from recent construction into 2026, expectations for less supply and better rental growth beyond 2026 are likely to spur greater deal activity this year.

•

High homeownership costs mean households will continue to rent for longer, supporting apartment demand. Yet conditions will remain varied by geography in 2026, with major metros along the coasts expected to outperform. Vacancies are high in Sunbelt markets, limiting landlord pricing power and restraining rental growth. Construction is beginning a multi-year decline, which will ultimately lead to a period of

PGIM Private Real Estate Fund, Inc. 9

Strategy and Performance Overview* (continued)

falling vacancies and positive rental growth. Still, PGIM Real Estate expects markets across the southern US to lag other regions and for rental growth to remain stronger in markets such as San Francisco and New York in 2026.

•

Industrial real estate demand ground to a halt in mid-2025 as companies put leasing decisions on pause in reaction to the uncertainty surrounding tariff announcements made in the first half of the year. However, demand growth is returning and accelerated through the balance of the year. E-commerce and supply-chain reconfigurations should drive demand in 2026, and vacancy is expected to peak this year. Tenants are more selective in their leasing decisions than has been the case for the past decade, increasing the importance of building and location quality to property performance.

•

Retail vacancy rates are the lowest of the major property types, and demand growth is picking up after a pause in the first half of 2025. Despite some challenges from the labor market, consumer spending is expected to be supportive of retail demand in 2026. PGIM Real Estate expects total returns in the retail sector to outpace the other major property types (apartment, industrial, office) for the year.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

10  Visit our website at pgim.com/closed-end-fund-documents

Consolidated Schedule of Investments

as of December 31, 2025

Description	Value

LONG-TERM INVESTMENTS 91.6%

PRIVATE REAL ESTATE 81.4%
AFFILIATED MAJORITY-OWNED SUBSIDIARIES
INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES(pp)
Industrial — 34.2%
1011 Buffalo Run Dr., Missouri City, Texas^	$5,886,035
1735 Jersey Avenue, North Brunswick, New Jersey^	33,303,246
2601 4th Avenue East, Shakopee, Minnesota^	42,158,931
3730 S. Main St., Pearland, Texas^	15,310,169

96,658,381

Multifamily — 28.1%
Napa Green Apartments, Napa, California^	19,043,512
The Ardent, Mill Creek, Washington^	60,508,348

79,551,860

Retail — 19.1%
East Gate Marketplace, Chantilly, Virginia^	26,079,846
Monarch Town Center, Miramar, Florida^	28,075,627

54,155,473

TOTAL INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES (cost $206,516,767)(wc)	230,365,714

	Interest Rate	Maturity Date	Principal Amount (000)#

REAL ESTATE LENDING 10.2%

INVESTMENTS IN NON-AFFILIATED REAL ESTATE LOANS 10.2%
Multifamily
Capodagli NJ TOD Portfolio Mezzanine Loan, Bound Brook and Hackensack, New Jersey^(a) (cost $28,775,000)	11.000%	07/03/30	28,775	28,968,432

TOTAL LONG-TERM INVESTMENTS (cost $235,291,767)				259,334,146

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 11

Consolidated Schedule of Investments

(continued)

as of December 31, 2025

Description	Shares	Value

SHORT-TERM INVESTMENT 8.7%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.896%) (cost $24,738,033)(wc)	24,738,033	$24,738,033

TOTAL INVESTMENTS 100.3% (cost $260,029,800)		284,072,179

Series A Preferred Stock, at liquidation value (0.0)%	125	(125,000)
Liabilities in excess of other assets (0.3)%		(857,185)

NET ASSETS 100.0%		$283,089,994

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

N/A—Not Applicable

SOFR—Secured Overnight Financing Rate

#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 investment. The aggregate value of Level 3 investments is $259,334,146 and 91.6% of net assets.
(a)	The interest rate shown reflects the rate in effect through July 3, 2029; and the rate thereafter will be 11.500%.
(pp)	The Fund’s contractual ownership in the joint venture prior to the impact of promote structures ranges from 90.0% to 99.0% of the venture.
(wc)	Represents an investment affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical investments.

Level 2—quoted prices for similar investments, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for investments valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

12

The following is a summary of the inputs used as of December 31, 2025 in valuing such portfolio investments:

	Level 1	Level 2	Level 3
Investments

Assets

Long-Term Investments
Private Real Estate
Affiliated Majority-Owned Subsidiaries
Investments in Non-Consolidated Joint Ventures
Industrial	$—	$—	$96,658,381
Multifamily	—	—	79,551,860
Retail	—	—	54,155,473
Real Estate Lending
Investments In Non-Affiliated Real Estate Loans
Multifamily	—	—	28,968,432

Short-Term Investment
Affiliated Mutual Fund	24,738,033	—	—

Total	$24,738,033	$—	$259,334,146

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Investments In Affiliated Non-Consolidated Joint Ventures	Investments In Non-Affiliated Real Estate Loans	Affiliated Preferred Equity
Balance as of 12/31/24	$84,084,841	$28,968,432	$20,211,511
Change in unrealized appreciation (depreciation)	15,317,187	—	(111,511)
Purchase/Exchange/Issuances	191,732,297	—	—
Sales/Paydowns*	(60,768,611)	—	(20,100,000)

Balance as of 12/31/25	$230,365,714	$28,968,432	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$15,317,187	$—	$—

*	Includes adjustments to cost basis including returns of capital related to private real estate and real estate lending investments, if applicable.

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 13

Consolidated Schedule of Investments

(continued)

as of December 31, 2025

Level 3 investments as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Investments	Fair Value as of December 31, 2025	Valuation Methodology	Unobservable Inputs	Input		Directional Impact on Fair Value from Input Increase*
Private Real Estate Affiliated Majority-Owned Subsidiaries Non-Consolidated Joint Ventures
1011 Buffalo Run Dr.	$5,886,035	Income/Discounted Cash Flow	Discount/Terminal Rate	8.25	% / 7.00%	Decrease
1735 Jersey Avenue	33,303,246	Income/Discounted Cash Flow	Discount/Terminal Rate	7.75	% / 6.00%	Decrease
2601 4th Avenue East	42,158,931	Income/Discounted Cash Flow	Discount/Terminal Rate	7.50	% / 6.50%	Decrease
3730 S. Main St.	15,310,169	Income/Discounted Cash Flow	Discount/Terminal Rate	7.75	% / 6.25%	Decrease
Napa Green Apartments	19,043,512	Income/Discounted Cash Flow	Discount/Terminal Rate	7.25	% / 6.00%	Decrease
The Ardent	60,508,348	Income/Discounted Cash Flow	Discount/Terminal Rate	7.50	% / 6.25%	Decrease
East Gate Marketplace	26,079,846	Income/Discounted Cash Flow	Discount/Terminal Rate	7.50	% / 6.50%	Decrease
Monarch Town Center	28,075,627	Income/Discounted Cash Flow	Discount/Terminal Rate	6.25	% / 5.50%	Decrease
Investments In Non-Affiliated Real Estate Loans
Capodagli NJ TOD
Portfolio Mezzanine Loan	28,968,432	Income/Yield	Loan-to-Value (LTV)	76%		Decrease

	$259,334,146

* Altering one or more unobservable inputs may result in a significant change to a Level 3 investment’s fair value measurement.

See Notes to Financial Statements.

14

Sector Allocation:

The sector allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2025 were as follows:

PRIVATE REAL ESTATE
Affiliated Majority-Owned Subsidiaries
Investments in Non-Consolidated Joint Ventures
Industrial	34.2%
Multifamily	28.1
Retail	19.1
Real Estate Lending
Investments In Non-Affiliated Real Estate Loans
Multifamily	10.2

Short-Term Investment
Affiliated Mutual Fund	8.7%

100.3
Series A Preferred Stock, at liquidation value	(0.0)*
Liabilities in excess of other assets	(0.3)

100.0%

* Less than 0.05%

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 15

Consolidated Statement of Assets and Liabilities

as of December 31, 2025

Assets
Investments at value:
Affiliated investments (cost $231,254,800)	$255,103,747
Unaffiliated investments (cost $28,775,000)	28,968,432
Deferred financing costs	117,266
Receivable for Fund shares sold	5,000
Prepaid expenses	49,987

Total Assets	284,244,432

Liabilities
Incentive fee payable	226,211
Management fee payable	218,473
Deferred origination fee payable	216,142
Audit fee payable	155,000
Professional fees payable	60,498
Pricing fees payable	40,944
Accrued expenses and other liabilities	40,738
Custodian and accounting fees payable	40,420
Interest payable	23,889
Affiliated transfer agent fee payable	4,167
Affiliated loan services payable	2,901
Distribution fee payable	55

Total Liabilities	1,029,438

Commitment and Contingencies (Note 3)	—
Series A Preferred Stock (125 shares authorized and issued at $1,000 per share)	125,000

Net Assets applicable to Common Shareholders:	$283,089,994

Net assets were comprised of:
Common stock, at par	$9,353
Paid-in capital in excess of par	246,090,175
Total distributable earnings (loss)	36,990,466

Net assets applicable to Common Shareholders, December 31, 2025	$283,089,994

See Notes to Financial Statements.

16

Class I
Net asset value, offering price and repurchase price per share,
($282,991,110 ÷ 9,349,883 shares of common stock issued and outstanding)	$30.27

Class D
Net asset value, offering price and repurchase price per share,
($33,378 ÷ 1,104 shares of common stock issued and outstanding)	$30.24

Class S
Net asset value, offering price and repurchase price per share,
($32,753 ÷ 1,087 shares of common stock issued and outstanding)	$30.14

Class T
Net asset value and repurchase price per share,
($32,753 ÷ 1,087 shares of common stock issued and outstanding)	$30.14
Maximum sales charges (3.50% of offering price)	1.09

Maximum offering price to public	$31.23

  Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 17

Consolidated Statement of Operations

Year Ended December 31, 2025

Net Investment Income (Loss)

Income
Affiliated dividend income	$11,032,890
Unaffiliated interest income	3,886,341
Other income	47,957

Total income	14,967,188

Expenses
Management fee	2,312,245
Distribution fee(a)	604
Incentive fee	1,036,593
Professional fees	751,077
Other borrowing fees and expenses	379,408
Interest expense	357,111
Transfer agent’s fees and expenses (including affiliated expense of $52,917)(a)	252,658
Directors’ fees	206,000
Pricing fees	170,356
Custodian and accounting fees	165,045
Audit fee	155,000
Shareholders’ reports	44,850
Registration fees	12,786
Affiliated loan services expense	5,755
Miscellaneous	110,485

Total expenses	5,959,973
Less: Expense reimbursement(a)	(717,889)
Management fee waiver	(935,980)
Incentive fee waiver	(342,016)

Net expenses	3,964,088

Net investment income (loss)	11,003,100

Realized And Unrealized Gain (Loss) On Investments
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $15,317,187)	15,205,676

Net gain (loss) on investment transactions	15,205,676

Net Increase (Decrease) In Net Assets Resulting From Operations	26,208,776

Distributions for Preferred Shareholders from distributable earnings	(14,947)

Net Increase (Decrease) In Net Assets Applicable to Common Shareholders Resulting From Operations	$26,193,829

(a)	Class specific expenses and waivers were as follows:

	Class I	Class D	Class S	Class T
Distribution fee	—	79	262	263
Transfer agent’s fees and expenses	84,879	55,919	55,940	55,920
Expense reimbursement	(549,897)	(55,990)	(56,011)	(55,991)

See Notes to Financial Statements.

18

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,

	2025	2024

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,003,100	$5,390,581
Net change in unrealized appreciation (depreciation) on investments	15,205,676	6,732,385
Distributions for Preferred Shareholders from distributable earnings	(14,947)	(14,333)

Net Increase (Decrease) in net assets applicable to Common Shareholders resulting from operations	26,193,829	12,108,633

Dividends and Distributions applicable to Common Shareholders
Distributions from distributable earnings
Class I	(2,018,357)	(2,796,303)
Class D	(259)	(722)
Class S	(223)	(626)
Class T	(223)	(626)

	(2,019,062)	(2,798,277)

Tax return of capital distributions
Class I	(8,790,951)	(2,339,505)
Class D	(1,129)	(604)
Class S	(973)	(523)
Class T	(973)	(523)

	(8,794,026)	(2,341,155)

Fund share transactions applicable to Common Shareholders
Net proceeds from shares sold	117,524,851	42,200,971
Net asset value of shares issued in reinvestment of dividends and distributions	10,807,401	5,139,412

Net increase (decrease) in net assets from Fund share transactions	128,332,252	47,340,383

Total increase (decrease)	143,712,993	54,309,584

Net Assets applicable to Common Shareholders:
Beginning of year	139,377,001	85,067,417

End of year	$283,089,994	$139,377,001

See Notes to Financial Statements.

PGIM Private Real Estate Fund, Inc. 19

Consolidated Statement of Cash Flows

For Year Ended December 31, 2025

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations *	$26,208,776

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments**	80,868,611
Purchases of long-term portfolio investments	(191,732,297)
Net proceeds (purchases) of short-term portfolio investments	(21,865,238)
Net change in unrealized (appreciation) depreciation on investments (including affiliated of $15,317,187)	(15,205,676)
(Increase) Decrease In Assets:
Deferred financing costs	164,625
Prepaid expenses	(8,017)
Deposits paid for real estate acquisition	3,467,500
Due from Manager	89,131
Increase (Decrease) In Liabilities:
Incentive fee payable	226,211
Management fee payable	218,473
Deferred origination fee payable	(47,958)
Audit fee payable	65,000
Professional fees payable	17,049
Pricing fees payable	24,202
Accrued expenses and other liabilities	26,320
Custodian and accounting fees payable	(26,715)
Interest payable	23,889
Affiliated loan services payable	2,901
Distribution fee payable	8
Transfer agent fee payable	(16,012)

Total adjustments	(143,707,993)

Net cash provided by (used for) operating activities	(117,499,217)

Cash Flows Provided By (Used For) Financing Activities:
Proceeds from Credit Facility borrowings	60,300,000
Repayment of Credit Facility borrowings	(60,300,000)
Proceeds from Common Stock Fund shares sold, net of amounts receivable	117,519,851
Cash distributions to Common Shareholders	(5,687)
Cash paid on distributions of Series A Preferred Stock from distributable earnings	(14,947)

Net cash provided by (used for) financing activities	117,499,217

Cash and restricted cash at beginning of year	—

Cash And Restricted Cash At End Of Year	$—

Supplemental Disclosure of Cash Flow Information and non-cash activities:
Cash paid during the year for interest expense and other borrowing fees and expenses	$712,630
Issuance of Common Shares in connection with distribution reinvestment plan	$10,807,401
Distributions and/or proceeds received from investments in Non-Consolidated Joint Ventures classified as return of capital	$60,768,611

*	Does not include distributions paid to Series A Preferred Stock.
**	Includes adjustments to cost basis including returns of capital related to private real estate and real estate lending investments, if applicable.

See Notes to Financial Statements.

20

Consolidated Financial Highlights

Class I Shares
	Year Ended December 31,						November 03, 2022(a) through December 31, 2022
	2025		2024		2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$28.58		$26.86		$24.98		$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.39		1.46		0.87		(0.02)
Net realized and unrealized gain (loss) on investments	1.66		1.62		1.27		-
Distributions for Preferred Shareholders from distributable earnings	-	(c)	-	(c)	-		-
Total from investment operations applicable to Common Shareholders	3.05		3.08		2.14		(0.02)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.25)		(0.73)		(0.17)		-
Tax return of capital distributions	(1.11)		(0.63)		(0.09)		-
Total dividends and distributions	(1.36)		(1.36)		(0.26)		-
Net asset value, end of period	$30.27		$28.58		$26.86		$24.98
Total Return(d):	10.97%		11.78%		8.63%		(0.08)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$282,991		$139,287		$84,987		$49,909
Average net assets (000)	$231,131		$102,038		$60,469		$39,948
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.71	%(f)	0.77	%(f)	0.50%		0.50	%(g)
Expenses before waivers and/or expense reimbursement	2.50%		3.25%		3.82	%(h)	3.77	%(g)(i)
Net investment income (loss)	4.76%		5.28%		3.27%		(0.37	)%(g)
Portfolio turnover rate(j)	9%		0%		0%		0%
Series A Preferred Stock (000)	$125		$125		$-		$-
Series A Preferred Stock asset coverage ratio(k)	226,572%		111,602%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(k)	$2,265,720		$1,116,016		$-		$-

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.

(d)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.

(f)

Includes interest expense and other borrowing fees and expenses of 0.32% and 0.27% which is being excluded from the Fund’s contractual waiver for the years ended December 31, 2025 and 2024, respectively.

(g)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

21

Consolidated Financial Highlights (continued)

(h)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.

(i)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.

(j)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(k)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Financial Statements.

22

Class D Shares
	Year Ended December 31,						November 03, 2022(a) through December 31, 2022
	2025		2024		2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$28.56		$26.84		$24.97		$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.38		1.41		0.77		(0.03)
Net realized and unrealized gain (loss) on investments	1.59		1.60		1.30		-
Distributions for Preferred Shareholders from distributable earnings	-	(c)	-	(c)	-		-
Total from investment operations applicable to Common Shareholders	2.97		3.01		2.07		(0.03)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.18)		(0.66)		(0.11)		-
Tax return of capital distributions	(1.11)		(0.63)		(0.09)		-
Total dividends and distributions	(1.29)		(1.29)		(0.20)		-
Net asset value, end of period	$30.24		$28.56		$26.84		$24.97
Total Return(d):	10.68%		11.51%		8.35%		(0.12)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$33		$30		$27		$25
Average net assets (000)	$31		$28		$26		$25
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.87	%(f)	0.99	%(f)	0.75%		0.75	%(g)
Expenses before waivers and/or expense reimbursement	180.87%		135.22%		4.11	%(h)	5.34	%(g)(i)
Net investment income (loss)	4.74%		5.12%		2.94%		(0.74	)%(g)
Portfolio turnover rate(j)	9%		0%		0%		0%
Series A Preferred Stock (000)	$125		$125		$-		$-
Series A Preferred Stock asset coverage ratio(k)	226,572%		111,602%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(k)	$2,265,720		$1,116,016		$-		$-

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.

(d)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.

(f)

Includes interest expense and other borrowing fees and expenses of 0.34% and 0.24% which is being excluded from the Fund’s contractual waiver for the years ended December 31, 2025 and 2024, respectively.

(g)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

 23

Consolidated Financial Highlights (continued)

(h)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.

(i)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.

(j)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(k)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Financial Statements.

24

Class S Shares
	Year Ended December 31,						November 03, 2022(a) through December 31, 2022
	2025		2024		2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$28.47		$26.77		$24.95		$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.20		1.24		0.61		(0.05)
Net realized and unrealized gain (loss) on investments	1.59		1.58		1.30		-
Distributions for Preferred Shareholders from distributable earnings	-	(c)	-	(c)	-		-
Total from investment operations applicable to Common Shareholders	2.79		2.82		1.91		(0.05)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.01)		(0.49)		-		-
Tax return of capital distributions	(1.11)		(0.63)		(0.09)		-
Total dividends and distributions	(1.12)		(1.12)		(0.09)		-
Net asset value, end of period	$30.14		$28.47		$26.77		$24.95
Total Return(d):	10.05%		10.80%		7.71%		(0.20)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$33		$30		$27		$25
Average net assets (000)	$31		$28		$26		$25
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.46	%(f)	1.59	%(f)	1.35%		1.35	%(g)
Expenses before waivers and/or expense reimbursement	184.39%		137.14%		4.71	%(h)	5.95	%(g)(i)
Net investment income (loss)	4.15%		4.52%		2.34%		(1.34	)%(g)
Portfolio turnover rate(j)	9%		0%		0%		0%
Series A Preferred Stock (000)	$125		$125		$-		$-
Series A Preferred Stock asset coverage ratio(k)	226,572%		111,602%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(k)	$2,265,720		$1,116,016		$-		$-

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.

(d)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.

(f)

Includes interest expense and other borrowing fees and expenses of 0.33% and 0.24% which is being excluded from the Fund’s contractual waiver for the years ended December 31, 2025 and 2024, respectively.

(g)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

 25

Consolidated Financial Highlights (continued)

(h)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.

(i)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.

(j)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(k)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Financial Statements.

26

Class T Shares
	Year Ended December 31,						November 03, 2022(a) through December 31, 2022
	2025		2024		2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$28.47		$26.77		$24.95		$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.20		1.24		0.61		(0.05)
Net realized and unrealized gain (loss) on investments	1.59		1.58		1.30		-
Distributions for Preferred Shareholders from distributable earnings	-	(c)	-	(c)	-		-
Total from investment operations applicable to Common Shareholders	2.79		2.82		1.91		(0.05)
Less Dividends and Distributions applicable to Common Shareholders:
Dividends from net investment income	(0.01)		(0.49)		-		-
Tax return of capital distributions	(1.11)		(0.63)		(0.09)		-
Total dividends and distributions	(1.12)		(1.12)		(0.09)		-
Net asset value, end of period	$30.14		$28.47		$26.77		$24.95
Total Return(d):	10.05%		10.80%		7.71%		(0.20)%

Ratios/Supplemental Data:
Net assets applicable to Common Shareholders, end of period (000)	$33		$30		$27		$25
Average net assets (000)	$31		$28		$26		$25
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.46	%(f)	1.59	%(f)	1.35%		1.35	%(g)
Expenses before waivers and/or expense reimbursement	184.33%		137.12%		4.71	%(h)	5.95	%(g)(i)
Net investment income (loss)	4.15%		4.52%		2.34%		(1.34	)%(g)
Portfolio turnover rate(j)	9%		0%		0%		0%
Series A Preferred Stock (000)	$125		$125		$-		$-
Series A Preferred Stock asset coverage ratio(k)	226,572%		111,602%		-%		-%
Series A Preferred Stock asset coverage per $1,000 liquidation value(k)	$2,265,720		$1,116,016		$-		$-

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.

(d)

Total return does not consider the effects of redemption fees or sales charges, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.

(f)

Includes interest expense and other borrowing fees and expenses of 0.33% and 0.24% which is being excluded from the Fund’s contractual waiver for the years ended December 31, 2025 and 2024, respectively.

(g)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

 27

Consolidated Financial Highlights (continued)

(h)	Includes a non-recurring income tax benefit of 0.06% for the year ended December 31, 2023, which the Manager has recouped from the Fund.

(i)	Includes a non-recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.

(j)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(k)	Represents value of net assets plus Series A Preferred Stock, at the end of the period divided by the Series A Preferred Stock, at the end of the period.

See Notes to Financial Statements.

28

Notes to Consolidated Financial Statements

1.	Organization

PGIM Private Real Estate Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company with a limited operating history registered under the Investment Company Act of 1940, as amended (“1940 Act”) that has elected and has qualified, and intends to continue to qualify annually, as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is organized as a Maryland Corporation. The Fund invests primarily in private real estate in the United States. The Fund owns and plans to continue to own all or substantially all of its property investments through its wholly-owned operating partnership. The Fund’s property investments in each primary strategy are expected to be structured through privately-owned operating entities or private real estate operating companies which own and operate whole or partial interests in real properties. The Fund directly or through its subsidiaries may also enter into joint ventures with third parties to make investments. The Fund or its subsidiaries may also make investments in partnerships or other co-ownership arrangements or participations arrangements with other investors, including affiliates, to acquire properties.

The financial statements of the Fund are consolidated with its wholly-owned operating partnership and all intercompany transactions have been eliminated in consolidation. For the year ended December 31, 2025, the Fund’s investments were non-consolidated joint ventures, where the Fund does not maintain primary control.

The investment objectives of the Fund are to provide current income and long-term capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its consolidated financial statements.

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Fund’s financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Fund, as listed in the Fund’s Statement of Additional

PGIM Private Real Estate Fund, Inc. 29

Notes to Consolidated Financial Statements (continued)

Information, act as the Fund’s chief operating decision maker (“CODM”). The CODM has determined that the Fund has a single operating segment as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its respective prospectus, based on a defined investment strategy which is executed by the Fund’s subadviser.

The CODM allocates resources and assesses performance based on the operating results of the Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets, Statement of Cash Flows and Financial Highlights.

Private Real Estate Valuation: Investments in newly acquired properties are initially valued at cost. Generally, each property is then valued by an independent third-party appraisal firm on an annual basis at a minimum which typically includes a market analysis, cost approach, sales comparison approach and direct capitalization method. Upon conclusion of the appraisal, limited scope valuations are performed on a continuous basis. Such fair values are typically determined by utilizing the income approach and discounted cash flow methodology. The income approach is the primary approach used to estimate an income stream for a property and discount this income into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The discount rate and terminal capitalization rate are significant inputs to these valuations. Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, and any specific rights or terms associated with the investment.

The Fund has invested in or originated privately sourced debt and preferred equity interests that offer current income secured or backed by high quality real estate in the form of mezzanine debt and preferred equity. The investments typically depend on the generation of cash flows, such as mortgage interest and rental and lease payments. Changes in broad market and economic conditions such as prevailing interest rates, as well as property specific delinquencies, fluctuations in underlying property values, and lease defaults may all impact the valuation of these investments. The Fund will generally determine the initial value based on the acquisition price of such investment if acquired by the Fund or the par value of such investment if originated by the Fund. The fair values of private real estate debt investments are evaluated using a discounted cash flow model by discounting the future contractual cash flows to the present value using a current market interest rate. The significant unobservable inputs used in the fair value measurement of the Fund’s

30

investment in real estate debt include but are not limited to certain credit spreads and the loan-to-value (LTV) ratios.

Investments in non-consolidated joint ventures are stated at fair value. The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate. Any other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

Securities and Other Assets Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, such as the type of investment. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination. Pursuant to the Board’s delegation, the Valuation Designee has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent valuation agent services. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund’s real property investments’ fair valuations are classified as Level 3 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Investment Transactions and Net Investment Income: Investment transactions are recorded on any of the following: the trade date, the date the Fund obtains a right to the investment, the date the Fund is eligible to collect proceeds from the sale, or the date the Fund incurs an obligation to the price of the investment purchased. Rental income, including tenant

PGIM Private Real Estate Fund, Inc. 31

Notes to Consolidated Financial Statements (continued)

reimbursements and recovery charges, earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Origination fees received in connection with mezzanine debt investments are deferred and recognized as income over the life of the respective investment. Operating expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Financing costs related to the Fund’s credit agreements are recorded as a deferred charge and amortized through the maturity date of the respective credit agreement. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers may include distribution fees, shareholder servicing fees, transfer agent’s fees and expenses, and fee waivers and/or expense reimbursements, as applicable.

Taxes: The Fund has elected and has qualified, and intends to continue to qualify annually, as a REIT for U.S. federal income tax purposes under the Code. The Fund generally will be permitted to deduct dividends paid to the holders of common stock (“Common Shareholders”) and holders of Series A Cumulative Preferred Stock (“Preferred Shareholders” and, together with Common Shareholders, the “shareholders”) and, as a result, generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to its shareholders, as long as the Fund meets certain minimum distribution requirements.

Dividends and Distributions: The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material U.S. federal income tax, and to comply with the REIT distributions requirements. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events. In conjunction with its election and

32

qualification as a REIT, the Fund makes distributions on a regular basis as necessary to avoid material U.S. federal income tax.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Distributions to Preferred Shareholders, if any, are accrued daily and paid semi-annually and are determined as described in Note 8. For tax purposes, the payments made to Preferred Shareholders are treated as dividends or distributions.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has entered into a management agreement (the “Management Agreement”) with the Manager pursuant to which the Manager has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement (the “Subadvisory Agreement”) with PGIM, Inc. (the “Subadviser” or “PGIM”) primarily through PGIM Real Estate, the real estate investment advisory business unit within PGIM. The Manager pays for the services of the Subadviser. The Subadviser will receive an annual subadvisory fee, payable monthly, from the Manager in an amount equal to 0.60% of the average daily value of the Fund’s net assets. No subadvisory fees will be paid by the Fund directly to the Subadviser. In addition, in consideration for the services provided pursuant to the Subadvisory Agreement, the Manager will pay the Subadviser a fee in the amount of 60% of the Incentive Fee (the “Incentive Fee”) received by the Manager from the Fund pursuant to the Management Agreement. The Subadviser previously contractually agreed to waive this subadvisory fee and Incentive Fee through June 30, 2025.

Fees payable under the Management Agreement are computed daily and paid monthly. For the reporting period ended December 31, 2025, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

1.00% of average daily net assets	1.00%

PGIM Private Real Estate Fund, Inc. 33

Notes to Consolidated Financial Statements (continued)

The Manager previously contractually agreed to waive its management fee through June 30, 2025 (the “Waiver Period”). The Manager was not eligible to receive any Management Fee until the expiration of the Waiver Period.

Pursuant to the Management Agreement, an Incentive Fee is calculated and payable quarterly in arrears in an amount equal to 10.00% of the Fund’s Portfolio Operating Income for the immediately preceding quarter. No incentive fee on Portfolio Operating Income will be payable in any calendar quarter in which the Fund did not achieve a 5% total return over the trailing 12-month period. The Manager previously contractually agreed to waive its incentive fee until June 30, 2025. The Manager was not eligible to receive any Incentive Fee until the expiration of the Waiver Period.

The Manager may not recoup the waived Management Fee and Incentive Fee.

“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income from the Fund’s real estate equity investments; plus (2) the Fund’s net investment income (or loss) (i.e., net of fund level expenses) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the Incentive Fee and distribution and servicing fees).

“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment write-downs on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

“Total Return” for any 12-month period shall equal the sum of: (i) all distributions accrued or paid (without duplication) on the Fund’s common stock (“Common Stock”) (as defined below) since the beginning of the applicable 12-month period plus (ii) the change in aggregate NAV of such Common Stock since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Common Stock, (y) any allocation/accrual to the performance participation interest and (z) applicable distribution and servicing fee expenses.

The Manager has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized) through August 15, 2028. The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within

34

three years. As of December 31, 2025, under the Expense Limitation and Reimbursement Agreement, the amounts eligible for potential recoupment with respective expiration dates are as follows:

Expiration Date	Recoupment Amount

December 31, 2026	$1,437,007

December 31, 2027	1,160,992

December 31, 2028	717,889

Total fee waivers/expense reimbursements subject to recapture	$3,315,888

“Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs (other than Initial Organization and Offering Costs), with the following exceptions: (i) the Management Fee, (ii) the Incentive Fee, (iii) the Servicing Fee, (iv) the Distribution Fee, (v) property level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Manager).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I, Class D, Class S, and Class T shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class D, Class S, and Class T shares pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution and servicing related activities at an annual rate based on average daily net assets per class. The distribution and servicing fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution and servicing rates, where applicable, are as follows:

Class	Gross Distribution and Servicing Fee	Net Distribution and Servicing Fee

I	N/A%	N/A%

D	0.25	0.25

S	0.85	0.85

T	0.85	0.85

For the year ended December 31, 2025, PIMS did not receive any front-end sales charges resulting from sales of Class T shares, contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders, or early redemption fees resulting from redemptions of certain share classes.

PGIM Investments, PGIM Inc., and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Private Real Estate Fund, Inc. 35

Notes to Consolidated Financial Statements (continued)

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM Real Estate Loan Services (“PGIM RELS”), the affiliated loan servicer of PGIM Real Estate, serves as the Fund’s loan servicing agent. Servicing obligations would generally consist of collecting, or arranging for the collection of, interest payments and, when applicable, enforcing the Fund’s rights under the loan documentation. The Fund accrues and pays an annual fee for such loan servicing which is presented on the Consolidated Statement of Operations as Affiliated Loan Services Expense.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

5.	Transactions with Affiliated Companies

As defined by the 1940 Act, an “affiliated company” of the Fund is one in which the Fund owns 5% or more of such company’s outstanding voting securities. The following companies were considered affiliated companies for all or some portion of the year ended December 31, 2025. The following transactions were effected in such companies for the year ended December 31, 2025.

36

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales**	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Dividend Income

Affiliated Majority-Owned Subsidiaries

Investments in Non-Consolidated Joint Ventures - Industrial(wc)

1011 Buffalo Run Dr., Missouri City, Texas

$ —	$5,523,709	$—	$362,326	$—	$5,886,035	$176,510

1735 Jersey Avenue, North Brunswick, New Jersey

—	32,430,394	309,102	1,181,954	—	33,303,246	1,704,899

2601 4th Avenue East, Shakopee, Minnesota

—	99,423,308	60,300,000	3,035,623	—	42,158,931	2,451,245

3730 S. Main St., Pearland, Texas

14,379,656	—	159,509	1,090,022	—	15,310,169	817,740

$14,379,656	$137,377,411	$60,768,611	$5,669,925	$—	$96,658,381	$5,150,394

Affiliated Majority-Owned Subsidiaries

Investments in Non-Consolidated Joint Ventures - Multifamily(wc)

Napa Green Apartments, Napa, California

17,820,664	2,335,292	—	(1,112,444)	—	19,043,512	480,056

The Ardent, Mill Creek, Washington

—	51,685,183	—	8,823,165	—	60,508,348	1,891,397

$17,820,664	$54,020,475	$—	$7,710,721	$—	$79,551,860	$2,371,453

Affiliated Majority-Owned Subsidiaries

Investments in Non-Consolidated Joint Ventures - Retail(wc)

East Gate Marketplace, Chantilly, Virginia

25,135,548	—	—	944,298	—	26,079,846	1,475,100

Monarch Town Center, Miramar, Florida

26,748,973	334,411	—	992,243	—	28,075,627	1,297,245

$51,884,521	$334,411	$—	$1,936,541	$—	$54,155,473	$2,772,345

**	Amounts may include return of capital distributions.

(wc)	Represents an investment affiliated with the Manager.

6.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2025, were as follows:

Cost of Purchases	Proceeds from Sales

$191,732,297	$20,100,000

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2025, is presented as follows:

PGIM Private Real Estate Fund, Inc. 37

Notes to Consolidated Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.896%)(wc)

$2,872,795	$234,453,912	$212,588,674	$—	$—	$24,738,033	24,738,033	$738,698	$—

(wc)	Represents an investment affiliated with the Manager.

7.	Distributions and Tax Information

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income (loss) or accumulated net realized gain (loss), as appropriate, in the period in which the differences arise.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Fund did not have any reclassifications.

For the year ended December 31, 2025, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$2,034,009	$—	$8,794,026	$10,828,035

For the year ended December 31, 2024, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$2,812,610	$—	$2,341,155	$5,153,765

As of December 31, 2025, there were no accumulated undistributed earnings on a tax basis.

38

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of December 31, 2025 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$272,103,852	$11,968,327	$—	$11,968,327

The differences between GAAP and tax basis were primarily attributable to differences between financial and tax reporting treatment of real estate investments.

Taxable income amounts disclosed above are estimates based on the best available information as of the date of this report.

8.	Capital and Ownership

The Fund offers Class I, Class D, Class S, and Class T shares. Class T shares are sold with a maximum front-end sales charge of 3.50%. Class I Shares, Class D Shares, and Class S Shares are not subject to a sales load. Shares redeemed prior to 12 months from the date of issue are subject to a 2% early redemption fee. The redemption fee is accounted for as an addition to paid-in capital.

The Fund is authorized to issue 1,000,000,000 shares of capital stock, $0.001 par value per share. The shares are further classified and designated as follows:

Class	Number of Shares

I	550,000,000

D	100,000,000

S	100,000,000

T	250,000,000

As of December 31, 2025, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned substantially all of the outstanding shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

I	9,306,875	99.5%

D	1,104	100.0

S	1,087	100.0

T	1,087	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	2	99.5%

Unaffiliated	—	—

PGIM Private Real Estate Fund, Inc. 39

Notes to Consolidated Financial Statements (continued)

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class I

Year ended December 31, 2025:

Shares sold	4,105,181	$117,524,851

Shares issued in reinvestment of dividends and distributions	370,842	10,803,621

Net increase (decrease) in shares outstanding	4,476,023	$128,328,472

Year ended December 31, 2024:

Shares sold	1,522,861	$42,200,971

Shares issued in reinvestment of dividends and distributions	186,826	5,135,788

Net increase (decrease) in shares outstanding	1,709,687	$47,336,759

Class D

Year ended December 31, 2025:

Shares issued in reinvestment of dividends and distributions	48	$1,388

Net increase (decrease) in shares outstanding	48	$1,388

Year ended December 31, 2024:

Shares issued in reinvestment of dividends and distributions	48	$1,326

Net increase (decrease) in shares outstanding	48	$1,326

Class S

Year ended December 31, 2025:

Shares issued in reinvestment of dividends and distributions	42	$1,196

Net increase (decrease) in shares outstanding	42	$1,196

Year ended December 31, 2024:

Shares issued in reinvestment of dividends and distributions	42	$1,149

Net increase (decrease) in shares outstanding	42	$1,149

Class T

Year ended December 31, 2025:

Shares issued in reinvestment of dividends and distributions	42	$1,196

Net increase (decrease) in shares outstanding	42	$1,196

40

Share Class	Shares	Amount

Year ended December 31, 2024:

Shares issued in reinvestment of dividends and distributions	42	$1,149

Net increase (decrease) in shares outstanding	42	$1,149

9.	Series A Cumulative Preferred Stock

On January 17, 2024, the Fund issued 125 shares of Series A Cumulative Preferred Stock (the “Series A Preferred Stock”), with a liquidation preference of $1,000 per share plus any accrued and unpaid dividends and, if such redemption occurs on or prior to December 31, 2025, a $100 per share redemption premium (the “Liquidation Preference”). The Preferred Stock dividends are cumulative at a rate of 12.00% per annum and are redeemable under certain conditions by the Fund.

10.	Repurchases

The Fund intends, but is not obligated, to conduct quarterly tender offers (also referred to as “repurchases”) for up to 5.0% of the aggregate NAV of its outstanding Common Stock at the applicable NAV per share as of the applicable valuation date, in the sole discretion of the Board. In the event a tender offer is oversubscribed, the Fund may accept for purchase additional outstanding shares of Common Stock representing up to 2.0% of the aggregate NAV of its outstanding Common Stock, without amending or extending the tender offer.

A 2.0% early redemption fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Common Stock at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Common Stock (on a “first in-first out” basis). There were no repurchases for the year ended December 31, 2025.

Commencement Date	Expiration Date	Total Shares Repurchased	Percentage of Outstanding Shares Repurchased	Total Amount Repurchased

September 29, 2025	October 28, 2025	—	—%	$—

June 27, 2025	July 25, 2025	—	—	—

March 27, 2025	April 24, 2025	—	—	—

December 30, 2024	January 28, 2025	—	—	—

September 27, 2024	October 25, 2024	—	—	—

June 27, 2024	July 25, 2024	—	—	—

March 13, 2024	April 11, 2024	—	—	—

11.	Borrowings

On September 18, 2024, the Fund entered into a Revolving Facility (the “Credit Agreement”) with Standard Chartered Bank that allows the Fund to borrow up to an aggregate amount of $100,000,000, with increases in commitments up to an agreement amount of $150,000,000 with subsequent credit approval, all subject to availability under

PGIM Private Real Estate Fund, Inc. 41

Notes to Consolidated Financial Statements (continued)

the borrowing base and restrictions imposed on borrowings under the 1940 Act. In addition, pursuant to the terms of the Credit Agreement and included within the stated commitment amounts, the Fund is also able to draw letters of credit up to an aggregate amount of $15,000,000. The initial maturity date of the Credit Agreement is September 18, 2026, with an option to extend the maturity date under certain circumstances. The Fund pays a commitment fee on the unused portion of the loan commitment amount at an annual rate of 0.20%. The interest on the loan and any letters of credit issued is calculated at variable rates based on 1 month Term SOFR, plus any applicable margin. The Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances and engage in certain transactions, including mergers and consolidations. As of December 31, 2025, the Fund was in compliance with all of the Credit Agreement’s covenants. As of December 31, 2025, the Fund did not have any borrowings outstanding in connection with the Credit Agreement. The Fund utilized the credit facility during the year ended December 31, 2025. Below is a summary of the credit facility usage during the reporting period and the balance outstanding as of December 31, 2025.

Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2025

$60,300,000	5.92%	36	$60,300,000	$—

12.	Investments in Non-consolidated Joint Ventures

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund considers its non-consolidated joint venture subsidiaries to be significant subsidiaries under the rules. Below is a summary of financial information as of December 31, 2025, which is prepared in accordance with GAAP using historical cost basis to present the Fund’s investments in non-consolidated joint ventures, as required by Rule 4-08(g). The Fund investments in non-consolidated joint ventures are stated at fair value, consistent with investment company accounting under GAAP (ASC 946). As a result, the amounts reported below using historical cost may differ from the fair value amounts presented elsewhere in the Fund’s financial statements.

Additionally, pursuant to Rule 3-09, separate audited financial statements for The Ardent and 2601 4th Avenue East are included in “Item 1 - Reports to Stockholders” of the Fund’s annual report on Form N-CSR.

42

	The Ardent	2601 4th Avenue East	1011 Buffalo Run

Balance Sheet:

Assets:

Real estate, at cost $530,830,162	$156,183,814	$97,363,110	$15,281,158

Cash	1,188,418	963,666	149,883

Other current assets	6,076,049	173,849	118,102

Total assets	163,448,281	98,500,625	15,549,143

Liabilities and equity:

Mortgage notes payable, net	107,271,442	59,528,512	9,219,553

Accrued expenses and accounts payable	1,014,130	824,631	191,129

Tenant security deposits	302,298	—	87,186

Other liabilities	2,993,863	—	308,289

Total liabilities	111,581,733	60,353,143	9,806,157

Equity	51,866,548	38,147,482	5,742,986

Total liabilities and equity	163,448,281	98,500,625	15,549,143

Income Statements:

Revenue	7,246,418	7,453,902	691,207

Expenses	8,921,576	7,397,470	576,852

Net income (loss)	$(1,675,158)	$56,432	$114,355

	1735 Jersey Avenue	3730 S. Main Street	Napa Green Apartments

Balance Sheet:

Assets:

Real estate	$73,601,615	$31,571,625	$46,473,819

Cash	341,362	863,335	498,338

Other current assets	3,906,373	593,542	977,412

Total assets	77,849,350	33,028,502	47,949,569

Liabilities and equity:

Mortgage notes payable, net	44,587,387	20,367,379	28,651,672

Accrued expenses and accounts payable	687,085	194,755	967,868

Tenant security deposits	1,584,998	—	—

Other liabilities	—	—	—

Total liabilities	46,859,470	20,562,134	29,619,540

Equity	30,989,880	12,466,368	18,330,029

Total liabilities and equity	77,849,350	33,028,502	47,949,569

Income Statements:

Revenue	5,247,745	2,533,378	4,308,022

Expenses	6,275,121	1,811,480	5,055,277

Net income (loss)	$(1,027,376)	$721,898	$(747,255)

	East Gate Marketplace	Monarch Town Center	Total

Balance Sheet:

Assets:

Real estate	$43,786,943	$66,568,078	$530,830,162

Cash	417,923	731,368	5,154,293

Other current assets	1,220,320	945,236	14,010,883

Total assets	45,425,186	68,244,682	549,995,338

PGIM Private Real Estate Fund, Inc. 43

Notes to Consolidated Financial Statements (continued)

	East Gate Marketplace	Monarch Town Center	Total

Liabilities and equity:

Mortgage notes payable, net	$25,501,019	$33,145,496	$328,272,460

Accrued expenses and accounts payable	331,167	477,418	4,688,183

Tenant security deposits	120,463	153,834	2,248,779

Other liabilities	1,563,904	8,418,772	13,284,828

Total liabilities	27,516,553	42,195,520	348,494,250

Equity	17,908,633	26,049,162	201,501,088

Total liabilities and equity	45,425,186	68,244,682	549,995,338

Income Statements:

Revenue	4,649,362	6,074,506	38,204,540

Expenses	3,904,508	5,191,827	39,134,111

Net income (loss)	$744,854	$882,679	$(929,571)

13.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Limited History of Operations: The Fund is a non-diversified, closed-end management investment company with limited history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have limited track record or history on which to base their investment decision.

Real Estate Investment Risk: The Fund’s investments are subject to the risks typically associated with real estate, including but not limited to:

●

local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, and military conflicts, sovereign debt crises and other factors;

●	lack of liquidity inherent in the nature of the asset;

●	reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;

●	ability and cost to replace a tenant/operator/manager upon default;

●	property management decisions;

44

●	property location and conditions;

●	property operating costs, including insurance premiums, real estate taxes and maintenance costs;

●	competition from comparable properties;

●	the occupancy rate of, and the rental rates charged at, the properties;

●	leasing market activity;

●	the ability to collect on a timely basis all rent;

●	the effects of any bankruptcies or insolvencies;

●	changes in interest rates and in the availability, cost and terms of mortgage financing;

●	changes in governmental rules, regulations and fiscal policies;

●	cost of compliance with applicable federal, state, and local laws and regulations;

●	acts of nature, including earthquakes, hurricanes and other natural disasters;

●	climate change and regulations intended to control its impact;

●	the potential for uninsured or underinsured property losses;

●	other factors beyond the Fund’s control.

Commercial Real Estate Industry Risk: The Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations.

Illiquid Investment Risk: Many of the Fund’s investments will be illiquid, including the Fund’s real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s shareholders. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary

PGIM Private Real Estate Fund, Inc. 45

Notes to Consolidated Financial Statements (continued)

to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Inflation Risk: Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

In the United States, inflation has accelerated in recent years as a result of global supply chain disruptions, a rise in energy prices,strong consumer spending, and other factors. Inflationary pressures have increased the costs of labor, energy, and raw materials, and have adversely affected consumer spending, economic growth, and the operations of companies in the U.S. and globally, and have resulted in a tightening of monetary policy by the U.S. Federal Reserve. Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten further in response. Inflation could become a serious problem in the future and have an adverse impact on the Fund’s returns.

Continued inflation could have an adverse impact on the Fund’s borrowings and general and administrative expenses of the Fund, as these costs could increase at a rate higher than the Fund’s rental and other revenue. Inflation could also have an adverse effect on consumer spending, which could impact the Fund’s potential tenants’ revenues and, in turn, their ability to pay rent. In addition, leases that have a long-term duration or that include renewal options that specify a maximum rate increase may result in below-market lease rates over time, if the Fund does not accurately estimate inflation or market lease rates. Any provisions of the Fund’s leases designed to mitigate the risk of inflation and unexpected increases in market lease rates, such as periodic rental increases, may not adequately protect the Fund from the impact of inflation or unexpected increases in market lease rates. If subject to below-market lease rates on a significant number of properties pursuant to long-term leases, and operating and other expenses are increasing faster than anticipated, then the Fund’s business, financial condition, results of operations, cash flows and ability to satisfy debt service obligations or pay distributions on Common Shares could be materially adversely affected.

Liquidity Risk: The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid. The Common Stock is not currently listed for trading on any securities exchange. There is currently no public market for the Common Stock and none is expected to develop. Although the Fund may offer to

46

repurchase Common Stock from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Mezzanine Loans Risk: The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property. These types of investments involve a higher degree of risk than first mortgage loans secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. As a result, the Fund may not recover some or all of its investment.

Non-Diversification Risk: The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the United States.

Real Estate Joint Venture Risk: The Fund may enter into real estate joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

●	the real estate joint venture partner in an investment could become insolvent or bankrupt;

●

the joint venture partner will typically have day-to-day control over the investment, and the Fund’s rights regarding certain major decisions affecting the ownership of the real estate joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, will typically be limited. These factors may prevent the Fund from taking actions that are opposed by its real estate joint venture partner; under certain real estate joint venture arrangements, neither party may have the power to unilaterally direct certain activities of the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the real estate joint venture, which could adversely impact the operations and profitability of the real estate joint venture and/or the amount and timing of distributions the Fund receives from the real estate joint venture;

PGIM Private Real Estate Fund, Inc. 47

Notes to Consolidated Financial Statements (continued)

●

the real estate joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

●	the real estate joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

●

the Fund will typically rely upon its real estate joint venture partner to manage the day-to day operations of the real estate joint venture and underlying assets, as well as to prepare financial information for the real estate joint venture and any failure to perform these obligations appropriately may have a negative impact on the Fund’s performance and results of operations;

●

the real estate joint venture partner may experience a change of control, which could result in new management of the real estate joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

●	the real estate joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives;

●

the terms of the real estate joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

●

the Fund or its real estate joint venture partner may have the right to cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction; and

●	the real estate joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.

In addition, disputes between the Fund and its real estate joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business. Any of the above risks and conflicts of interest might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate joint venture partner.

Valuation Risk: The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager, Subadviser, and Independent Valuation Advisor with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair

48

value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Within the parameters of the Fund’s valuation policies and procedures, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the Fund’s Independent Valuation Advisor and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of shareholders whose shares are repurchased or new purchasers of the Fund’s Common Stock, depending on whether the Fund’s published NAV per share for such class is overstated or understated.

14.	Recent Accounting Pronouncement and Regulatory Developments

During the reporting period, the Fund adopted Accounting Standards Update 2023-09, Income Taxes (Topic 740) - Improvements to Income Tax Disclosures (“ASU 2023-09”). The amendments enhance income tax disclosures by requiring greater disclosure of income taxes paid by jurisdiction. The Fund did not pay a significant amount of foreign or U.S. federal, state or local income taxes and therefore did not include any additional disclosures in these financial statements.

15.	Subsequent Events

The Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of December 31, 2025 except as discussed below.

On January 21, 2026, the Fund declared monthly distributions of $0.11310 per share for Class I, $0.10732 per share for Class D, and $0.09364 per share for Class S and Class T, payable on January 23, 2026, to Common Shareholders of record on January 22, 2026. The ex-date is January 23, 2026.

On February 5, 2026, the Board approved the Fund’s undertaking of certain actions necessary for the Fund to operate as an “interval fund” in reliance on Rule 23c-3 under the 1940 Act, including, but not limited to, (i) the adoption of a fundamental policy to make quarterly repurchase offers pursuant to Rule 23c-3(b)(2)(i) under the 1940 Act, and (ii) authorization to prepare and file a post-effective amendment to the Fund’s registration statement on Form N-2 (the “Amendment”) to include, among other things, related strategy changes and disclosure related to the Fund’s operation as an interval fund. Once the Amendment becomes effective, the Fund will begin to operate as an interval fund. In addition, the Board approved (i) changes to the Fund’s 80% investment policy, and (ii) changing the Fund’s name to PGIM Real Estate Fund Inc.

PGIM Private Real Estate Fund, Inc. 49

Notes to Consolidated Financial Statements (continued)

On February 20, 2026, the Fund declared monthly distributions of $0.11310 per share for Class I, $0.10732 per share for Class D, and $0.09364 per share for Class S and Class T, payable on February 24, 2026, to Common Shareholders of record on February 23, 2026. The ex-date is February 24, 2026.

50

Report of Independent Registered Public Accounting Firm

To the Board of Directors of PGIM Private Real Estate Fund, Inc. and Shareholders of PGIM Private Real Estate Fund, Inc.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PGIM Private Real Estate Fund, Inc. and its subsidiary (the “Fund”) as of December 31, 2025, the related consolidated statements of operations and cash flows for the year ended December 31, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the consolidated financial highlights for each of the three years in the period ended December 31, 2025 and for the period November 3, 2022 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the three years in the period ended December 31, 2025 and for the period November 3, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the transfer agent and other auditing procedures for real estate held as of December 31, 2025. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2026

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Private Real Estate Fund, Inc.  51

Funds from operations and adjusted funds from operations (unaudited)

Year Ended December 31, 2025

PGIM believes funds from operations (“FFO”) is a meaningful supplemental non-GAAP operating metric. FFO is a standard REIT industry metric defined by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO as presented below is calculated as a net increase in net assets resulting from operations (computed in accordance with “GAAP”), excluding (i) gain or losses from sales of investments and (ii) the change in net unrealized appreciation (depreciation) of investments.

PGIM also believes that adjusted FFO (“AFFO”) is a meaningful non-GAAP supplemental disclosure of its operating results. AFFO further adjusts FFO in order for PGIM’s operating results to reflect the specific characteristics of its business by adjusting for items it believes are not related to its core operations. The Fund’s adjustments to FFO to arrive at AFFO include removing the impact of certain non-cash items from Fund operating results.

FFO and AFFO should not be considered more relevant or accurate than the GAAP methodology in evaluating PGIM’s operating performance. In addition, FFO and AFFO should not be considered alternatives to net income (loss) as indications of the Fund’s performance or as alternatives to cash flows from operating activities as indications of liquidity, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, FFO and AFFO are not intended to be used as liquidity measures indicative of cash flow available to fund PGIM’s cash needs, including its ability to make distributions to stockholders.

52

Funds from operations and adjusted funds from operations (unaudited)

Year Ended December 31, 2025

Net increase in net assets applicable to common shareholders resulting from operations	$26,193,829

Adjustments to arrive at FFO:

Net change in unrealized (appreciation) depreciation on investments	(15,205,676)

FFO attributable to common shareholders	10,988,153

Adjustments to arrive at AFFO:

Accretion of deferred origination fee	(47,957)

Amortization of deferred financing costs	164,625

Undistributed/(overdistributed) income attributable to majority-owned subsidiaries/non-consolidated joint ventures	476,223

Total adjustments to arrive at AFFO	592,891

AFFO attributable to common shareholders	$11,581,044

PGIM Private Real Estate Fund, Inc. 53

Tax Information (unaudited)

For the year ended December 31, 2025, the PGIM Private Real Estate Fund, Inc. (the “Fund”) reports the maximum amount allowable, but not less than 100.00% of the ordinary income dividends as qualified business income dividends in accordance with Section 199A of the Internal Revenue Code.

54

Other Information

DISTRIBUTION REINVESTMENT PLAN

OF

PGIM PRIVATE REAL ESTATE FUND, INC.

PGIM Private Real Estate Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), declared by its Board of Directors on shares of its common stock (the “Common Stock”):

1. Unless a stockholder specifically elects to receive cash as set forth below, all Distributions hereafter declared by the Board of Directors shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a Distribution in stock.

2. Such Distributions shall be payable on such date or dates as may be fixed from time to time by the Board of Directors to stockholders of record at the close of business on the record date(s) established by the Board of Directors for the Distribution involved.

3. Prudential Mutual Fund Services LLC, the plan administrator (the “Plan Administrator”), will set up an account for the Common Stock acquired pursuant to the Plan for each stockholder who has not elected to receive Distributions in cash (each a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. In the case of stockholders such as banks, brokers or nominees that hold the Common Stock of the Fund for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Stock certified by the record stockholders as representing the total amount registered in such stockholder’s name and held for the account of Participants.

4. When the Fund declares a Distribution, the Plan Administrator, on the stockholder’s behalf, will receive additional authorized Common Stock from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Common Stock issued to a stockholder under the Plan. All Common Stock purchased under the Plan will be held in the name of each Participant.

5. The Fund expects to issue Common Stock pursuant to the Plan, immediately following each Distribution payment date and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond

PGIM Private Real Estate Fund, Inc. 55

Other Information (continued)

the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a Participant will be distributed to that Participant.

6. A stockholder may, however, elect to receive Distributions in cash. To exercise this option, such stockholder must notify the Plan Administrator, in writing so that such notice is received by the Plan Administrator three (3) days prior to the distribution date fixed by the Board of Directors for the Distribution involved.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable. Each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the net asset value of the Fund’s shares at the time of termination.

8. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. All fees associated with the Plan will be paid by the Fund.

9. Shares of Common Stock issued pursuant to the Plan will have the same voting rights as the shares of Common Stock issued pursuant to the Fund’s continuous offering.

10. Each Participant may terminate the Participant’s account under the Plan by accessing the ‘Account Maintenance Form’ via the Plan Administrator’s website at www.pgim.com/ investments, and sending it to the Plan Administrator at PGIM Investments PO Box 219929, Kansas City, MO 64121-9929 or by calling the Plan Administrator at (844) 753-6354. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator prior to any distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a Participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Stock on behalf of the terminating Participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the

56

reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

11. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving Distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

12. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

13. The automatic reinvestment of dividends does not relieve Participants of any taxes which may be payable on dividends. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. Specific cost basis information will also be included on a Participant’s statement in accordance with applicable law.

14. These terms and conditions of the Plan shall be governed by applicable federal securities laws and the laws of the State of New York.

Adopted: March 30, 2022

Amended: August 7, 2023

     July 31, 2024

     August 18, 2025

PGIM Private Real Estate Fund, Inc. 57

DIRECTORS AND OFFICERS (unaudited)

The Fund’s Board of Directors (the “Board of Directors” or the “Board” and the members thereof, the “Directors”) is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act of 1940, as amended (the “Investment Company Act”) and applicable Maryland law. The Board in turn elects the officers, who are responsible for administering the day-to-day operations of the Fund. Information about the Board of Directors and officers is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act, are referred to as “Independent Directors.” Directors who are not deemed to be Independent Directors are referred to as “Interested Directors.”

The Fund’s executive officers are elected by the Board to hold office until their respective successors are duly elected and qualify. Unless noted otherwise, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

Biographical Information of the Board of Directors. Certain biographical and other information relating to the Directors of the Fund is set out below.

The Fund’s Statement of Additional Information includes additional information about Directors.

Independent Directors

Name	Principal Occupation(s)	Other Directorships	Length of Board
Year of Birth	During Past Five Years	Held During	Service
Position(s)		Past Five Years
Portfolios Overseen

Morris L. McNair, III 1968 Board Member Portfolios Overseen: 46	Chairman of SG Credit Partners, Inc. (lower middle market lender) (August 2019–Present); Chief Executive Officer of MidMark Financial Group, Inc. (specialty finance business) (February 2019–Present); formerly, Founding Partner of Virgo Investment Group (middle-market opportunistic private equity fund) (2010– 2019); formerly, Investment Professional, Silver Point Capital (2007–2009); formerly, Senior Managing Director at CIT (2001–2007); formerly, Vice President Wachovia’s Corporate Banking Group (1993–2001).	Formerly, Director, Lease Corporation of America (2013– 2022); formerly, Director, Stonegate Capital (Co-Chairman) (2017–2019); formerly, Director; AgResource Management/Agrifund (Chairman) (2016–2019); formerly, Director, NOW Account Network Corporation (2014–2019); formerly, Director, HPF Service (Chairman) (2013–2019); formerly, Director, Zippy Shell Incorporated (Chairman) (2015–2018); formerly, Director, Ygrene Energy Fund (2014–2018).	Since March 2022

PGIM Private Real Estate Fund, Inc.

Name	Principal Occupation(s)	Other Directorships	Length of Board
Year of Birth	During Past Five Years	Held During	Service
Position(s)		Past Five Years
Portfolios Overseen

Mary Lee Schneider 1962 Board Member Portfolios Overseen: 46	Formerly, President & Chief Executive Officer of SG360° (direct marketing communications) (2015–2018); formerly, President & Chief Executive Officer of Follett Corp. (PreK-12 Educational Technology & Services) (2012–2015); formerly, President, Digital Solutions & Chief Technology Officer for RR Donnelley (communications company for marketing, commercial printing and related services) (1992–2012); formerly, McGraw Hill’s Business Week Magazine (1987–1992); Time Warner (1985–1987).	Independent Director, Propelis (formerly, SGS & Co.) (a global brand agency) (2023-Present); Independent Director, The Larry H. Miller Company (holding company comprised of real estate, senior healthcare, sports/ entertainment businesses and various minority/majority investments) (2015-Present); Trustee, Penn State University’s Board of Trustees (2015-Present); Member, Penn State Investment Council (2023-Present); Life Director, Chicago Public Library Foundation (2014-present); Member, Mercy Home for Boys & Girls’ Leader Council (2014-Present); Executive Service Corps of Chicago (2025 to present).	Since March 2022

Thomas M. Turpin 1960 Board Member and Independent Chair Portfolios Overseen: 46	Formerly, Chief Operating Officer at Heitman LLC (global real estate investment firm) (2013–2018); formerly, Chief Operating Officer and Chief Executive Officer of Old Mutual US Asset Management (institutional and retail asset management business) (2002–2010); formerly, Managing Director and Head of Defined Contribution Plans, Putnam (2000–2001); formerly, Managing Director and Chief Administrative Officer of the Institutional, Retail and Defined Contributions Business; Putnam Investments (1993-1999); formerly, Trust Accountant, Financial Analyst, Controller of Institutional group; formerly, Manager, Global Cash and Securities Processing Group The Boston Company (now part of BNY Mellon) (1982–1993).	Formerly, Director-Old Mutual Asset Management Trust Co. (2009–2010); formerly, Trustee-Old Mutual Advisors Fund II (2008–2010); formerly, Board Member of numerous investment boutiques majority owned by Old Mutual Asset Management (2004–2010).	Since March 2022

Visit our website at pgim.com/investments

Interested Director

Name	Principal Occupation(s)	Other Directorships	Length of Board
Year of Birth	During Past Five Years	Held During	Service
Position(s)		Past Five Years
Portfolios Overseen

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 149	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President, Global Product Management and Marketing (since February 2006) of PGIM Investments LLC; Vice President (since March 2022) of the PGIM Alternatives Funds and (since March 2010) of the PGIM Retail Funds; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None	Since March 2022

Biographical Information of the Officers of the Fund. Certain biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(a)

Name	Principal Occupation(s) During Past Five Years	Length of
Year of Birth		Service as
Fund Position		Fund Officer

Stuart S. Parker 1962 President and Principal Executive Officer	President, Chief Executive Officer and Officer in Charge (since January 2012) of PGIM Investments LLC; President and Principal Executive Officer (since March 2022) of the PGIM Alternatives Funds and (since January 2012) of the PGIM Retail Funds; formerly Chief Operating Officer for PGIM Investments LLC (January 2012 - January 2024); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	Since March 2022

PGIM Private Real Estate Fund, Inc.

Name	Principal Occupation(s) During Past Five Years	Length of
Year of Birth		Service as
Fund Position		Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary (since August 2020) of PGIM Investments LLC; Chief Legal Officer (since January 2024) of PGIM DC Solutions LLC, (since July 2022) of the PGIM Alternatives Funds and (since August 2020) of the PGIM Retail Funds, Prudential Annuities Funds, Prudential Mutual Fund Services LLC, and PIFM Holdco, LLC; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel (since August 2020) of AST Investment Services, Inc.; formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since July 2022

Dino Capasso 1974 Chief Compliance Officer	Vice President (since June 2024) of PGIM Investments LLC; Chief Compliance Officer (since July 2024) of the PGIM Retail Funds, Prudential Annuities Funds and PGIM Alternatives Funds; formerly Chief Compliance Officer and Vice President (May 2022 - May 2024) of T. Rowe Price Associates, Inc., T. Rowe Price Investment Management, Inc., and the T. Rowe Price mutual fund complex; formerly Chief Compliance Officer (September 2019 - April 2022) of PGIM Investments LLC and AST Investment Services, Inc. (ASTIS); formerly Chief Compliance Officer (July 2019 – April 2022) of the PGIM Retail Funds and Prudential Annuities Funds and (March 2022 – April 2022) of PGIM Private Real Estate Fund, Inc.; formerly Vice President and Deputy Chief Compliance Officer (June 2017 - September 2019) of PGIM Investments LLC and ASTIS.	Since July 2024

Andrew R. French 1962 Secretary	Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2018) of the PGIM Retail Funds and Prudential Annuities Funds; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential.	Since March 2022

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary of DC Solutions (since August 2025); Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Vice President and Assistant Secretary (since June 2025) of AST Investment Services, Inc.; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds, (since March 2020) of the PGIM Retail Funds and (since March 2019) of the Prudential Annuities Funds; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2022

Visit our website at pgim.com/investments

Name	Principal Occupation(s) During Past Five Years	Length of
Year of Birth		Service as
Fund Position		Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Director and Corporate Counsel (since February 2017) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since June 2020) of the PGIM Retail Funds and Prudential Annuities Funds.	Since March 2022

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2020) of the PGIM Retail Funds and (since November 2020) of the Prudential Annuities Funds; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since March 2022

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel (since September 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds, and (since September 2023) of the PGIM Alternatives Funds; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since September 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel (since May 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds and (since September 2023) of the PGIM Alternatives Funds; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since September 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations (since 2010) of Prudential Mutual Fund Services LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since March 2015) of the PGIM Retail Funds.	Since March 2022

PGIM Private Real Estate Fund, Inc.

Name	Principal Occupation(s) During Past Five Years	Length of
Year of Birth		Service as
Fund Position		Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Investment Operations (since November 2018) of PGIM Investments LLC; Chief Financial Officer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since July 2022) of the PGIM Alternatives Funds; formerly Treasurer and Principal Financial Officer (January 2019 – March 2023) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since March 2022

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund, (since March 2023) of the PGIM Retail Funds, and (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust, (since September 2022) of the PGIM Private Credit Fund and (since October 2019) of the Prudential Annuities Funds; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since March 2022

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust, (since March 2023) of the Prudential Annuities Funds, and (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund, (since March 2022) of the PGIM Private Real Estate Fund, Inc., and (since October 2019) of the PGIM Retail Funds; formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since March 2022

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since March 2022) of the PGIM Alternatives Funds; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2022

(a)	Excludes Mr. Benjamin, Interested Director of the Fund, who also serves as Vice President of the Fund. See biography above.

Visit our website at pgim.com/investments

Explanatory Notes to Tables:

° Directors are deemed to be “interested,” as defined in the Investment Company Act, by reason of his or her affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

° Unless noted otherwise, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

° “Other Directorship Held” includes only Directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”), or other investment companies registered under the Investment Company Act.

° “Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include: The “PGIM Retail Funds” (currently consisting of the PGIM Retail Mutual Funds, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund); The “Prudential Annuities Funds” (currently consisting of The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust); and The “PGIM Alternatives Funds” (currently consisting of PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, and PGIM Credit Income Fund).

° As used in the Fund Officers table, “Prudential” means The Prudential Insurance Company of America.

PGIM Private Real Estate Fund, Inc.

US Consumer Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will disclose your personal information within Prudential and your right to opt out of such disclosing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information in accordance with applicable law. These measures include but are not limited to computer safeguards and secured files and buildings. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Categories of Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you indirectly, such as through third parties, such as employers, credit bureaus, and other financial institutions. Collectively, this personal information includes, for example:

●	Personal Identifiers: Name, address, email address, telephone number, other contact information, and Government ID
●	Financial and Employment Information: Employment and occupation, demographic, income, and financial information, transaction history
●	Information related to Health: Information related to health for insurance applications & products

●

Consumer Reports & Third-Party Data: Consumer reports from consumer reporting agencies, participant information from organizations that purchase products or services from us for the benefit of their members or employees

●	Biometric and Sensory Data: Video and audio recordings, and biometric data

●	Internet or Network Activity: Information gathered from your internet or network activity

●	Internal Investigations: Information gathered as part of internal investigations

We do not control the accuracy of information outside sources give us. If you want to make any changes to information we receive from others about you, you must contact those sources.

Using Your Personal Information

We may use the categories of personal information listed above for various business purposes, including:

●	Normal everyday business purposes, such as providing services to you, administrating your products, account, or policy, running our business, and processing claims and other transactions
●	Strategic planning and effectuating certain business relationships and partnerships
●	Business research and analysis
●

Data analytics, modeling (such as predictive modeling), the deployment of automated tools, and in certain instances, artificial intelligence in accordance with applicable law or other regulatory guidance

●	Marketing products and services of Prudential and other companies that may interest you
●	Detecting and preventing identity theft, fraud, or misuse of your accounts
●	As required by law or to comply with applicable laws

Disclosing Your Personal Information

We may disclose the categories of personal information listed above, including information about your transactions and experiences, for the following:

●	We share information among Prudential companies and with non-Prudential companies that provide services for our business needs, such as account/policy administration and marketing.
●	Limited information may be shared with business partners and service providers to manage business partnerships.
●	We may disclose your information to another financial institution if you consent to transfer your account or policy.
●	We share information as permitted or required by law, including with law enforcement and regulators, in response to subpoenas, and to prevent fraud.
●	For products obtained through an employer or organization-sponsored plan, we disclose information as allowed by the plan agreement or our agreement with you.
●	We may share consumer report information among Prudential companies, including information from credit reports and other sources, but you can limit this sharing as described in this notice.

We do not share your personal information or phone number with non-Prudential companies for their marketing or text messaging purposes without your consent. We may tell you about a product or service other companies offer and, if you respond, that company will know we selected you to receive the information. Prudential companies may contact you via text messaging only with your prior express written consent.

Note: PGIM, Inc. and its affiliates do not sell or share Personal Information but may disclose it internally and to carefully vetted business partners and contractors, who are contractually obligated to protect your data. These third parties are thoroughly assessed to ensure they provide adequate data protection before any partnership is established.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

●	Visit us online at: https://www.prudential.com/links/privacy-center.
●	Call us at: 1-877-248-4019

Note that you are not able to limit our ability to disclose or share your personal information among Prudential companies and with other non-affiliated companies for servicing and administration purposes or where such disclosures are made as permitted by law.

Questions?

If you have any questions or concerns about how we protect, use, and disclose your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019. We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts:

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies:

Prudential Insurance Agency, LLC;

Broker-Dealers and Registered Investment Advisers:

AST Investment Services, Inc. ; Prudential Annuities Distributors, Inc. ; Pruco Securities, LLC; PGIM, Inc. ; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; ; PGIM DC Solutions, LLC ; PGIM Multi-Asset Solutions, LLC, PGIM Real Estate Advisors LLC; Deerpath Capital Management LP; Montana Capital Partners AG

Bank and Trust Companies:

Prudential Trust Company

Investment Companies and Other Investment Vehicles:

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies:

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC; PGIM Real Estate Finance, LLC; High Peak Innovations, LLC

Vermont Residents: We will not disclose information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 01/01/26

D6021

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments/

Newark, NJ 07102		private-real-estate-fund/ resources

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Morris L. McNair III ● Mary Lee Schneider ● Thomas M. Turpin ● Scott E. Benjamin

OFFICERS

Stuart S. Parker, President and Principal Executive Officer ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Elyse M. McLaughlin, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	PGIM, Inc.	655 Broad Street
Newark, NJ 07102

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 219929
	Services LLC	Kansas City, MO 64121

INDEPENDENT REGISTERED	PricewaterhouseCoopers	300 Madison Avenue
PUBLIC ACCOUNTING FIRM	LLP	New York, NY 10017

FUND COUNSEL	Simpson Thacher & Bartlett	425 Lexington Avenue
	LLP	New York, NY 10017

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. An investor may obtain the prospectus by visiting our website at pgim.com/investments/private-real-estate-fund/resources or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Private Real Estate Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 and the rules promulgated thereunder that the Fund may purchase, from time to time, its shares at net asset value.

Mutual Funds and Closed-End Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM INVESTMENTS

PGIM PRIVATE REAL ESTATE FUND, INC.

SHARE CLASS	D	I	S	T
NASDAQ	PPRDX	PPRUX	PPRSX	PPRTX
CUSIP	69419Y204	69419Y105	69419Y303	69419Y402

MF252E

PGIM PRIVATEREALESTATEFUND, INC. SHARE CLASSD IS T NASDAQ PPRDX PPRUX PPRSX PPRTX CUSIP 69419Y204 69419Y105 69419Y303 69419Y402 MF252E

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 17, 2025 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2025

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

INDEX

December 31, 2025

Report of Independent Auditors

To the Management of PPREF/Post Ardent Owner, LLC

Opinion

We have audited the accompanying financial statements of PPREF/Post Ardent Owner, LLC (the “Company”), which comprise the balance sheet as of December 31, 2025, and the related statements of operations, of changes in members’ equity and of cash flows for the period from June 17, 2025 (“commencement of operations”) to December 31, 2025, including the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations and its cash flows for the period from June 17, 2025 (“commencement of operations”) to December 31, 2025 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions,

www.pwc.com/us	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 (646) 471 3000

misrepresentations, or the override of internal control. Misstatements are considered material if there is substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

New York, New York

March 4, 2026

2

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

Balance Sheet

December 31, 2025
Assets

Investment in real estate
Building	$98,231,186
Building improvements	9,180,485
Leasehold improvements	52,328,763
Less: accumulated depreciation	(1,950,916)
Net investment in real estate	157,789,518

Other assets
Cash and cash equivalents	2,197,615
Restricted cash	839,317
Tenant accounts receivable, net of allowance of $ 33,376	170,332
Operating lease right-of-use asset	3,880,872
Prepaid expenses and other assets	316,070

Total other assets	7,404,206

Total assets	$165,193,724

The accompanying notes are an integral part of these financial statements

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

Balance Sheet (continued)

December 31, 2025
Liabilities and Members’ Equity

Liabilities

Mortgage payable	$107,653,000
Less: deferred financing costs, net of accumulated amortization	(381,558)
Mortgage payable, net	107,271,442

Other liabilities
Accounts payable and accrued expenses	443,280
Accrued interest	488,535
Tenant security deposit liability	302,298
Due to seller	195,151
Prepaid rent	24,315
Operating lease liability	2,938,451

Total other liabilities	4,392,030

Total liabilities	111,663,472

Commitments and contingencies (Note 6)

Members’ equity	53,530,252

Total liabilities and members’ equity	$165,193,724

The accompanying notes are an integral part of these financial statements

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

Statement of Operations

For the period from June 17, 2025 (commencement of operations) through December 31, 2025

Revenue

Rental revenue	$6,527,474
Reimbursements and other revenue	718,944

Total revenue	7,246,418

Operating expenses
Property management fees	112,681
Asset and construction management fees	98,746
Insurance	169,928
Utilities	403,776
Property taxes	43,591
Repairs and maintenance	229,450
Service contracts	233,086
Salaries and wages	447,069
Advertising and promotion	37,857
Ground lease	242,720
General and administrative	120,035
Total operating expenses	2,138,939

Income from operations	5,107,479

Other expenses
Interest expense	(3,168,017)
Depreciation	(1,950,916)

Total other expenses	(5,118,933)

Net loss	$(11,454)

The accompanying notes are an integral part of these financial statements.

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

Statement of Changes in Members’ Equity

For the period from June 17, 2025 (commencement of operations) through December 31, 2025

	PPREF Ardent Investor, LLC	Post Ardent Member, LLC	Total

Beginning Equity, June 17, 2025 (commencement of operations)	$-	$-	$-

Contributions	51,685,183	3,890,283	55,575,466

Distributions	(1,891,397)	(142,363)	(2,033,760)

Net loss	(10,652)	(802)	(11,454)

Balance, December 31, 2025	$49,783,134	$3,747,118	$53,530,252

The accompanying notes are an integral part of the financial statements

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

Statement of Cash Flows
For the period from June 17, 2025 (commencement of operations) through December 31, 2025

Cash flows from operating activities
Net loss	$(11,454)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	1,950,916
Amortization of deferred financing costs	47,695
Amortization of lease right-of-use asset	242,720
Bad debt expense	166,626

Changes in operating assets and liabilities:
Tenant accounts receivable	(336,958)
Prepaid expenses and other assets	(316,070)
Accounts payable and accrued expenses	931,815
Tenant security deposits	302,298
Due to Seller	195,151
Prepaid rent	24,315
Net cash provided by operating activities	3,197,054

Cash flows from investing activities
Real estate acquisition	(159,740,434)
Prepaid rent paid for ground lease	(1,185,141)
Net cash used in investing activities	(160,925,575)

Cash flows from financing activities
Proceeds from mortgage loan	107,653,000
Payment of loan fees and expenses	(429,253)
Contributions from members	55,575,466
Distributions to members	(2,033,760)
Net cash provided by financing activities	160,765,453

Net change in cash and cash equivalents and restricted cash	$3,036,932

Cash and cash equivalents and Restricted Cash - Beginning	-

Cash and cash equivalents and Restricted Cash - Ending	$3,036,932

Reconciliation of cash and cash equivalents and restricted cash
Cash and cash equivalents	$2,197,615
Restricted cash	839,317
Cash and cash equivalents and Restricted Cash - Ending	3,036,932

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$2,631,787

Supplemental Disclosure of Non Cash Flow Information
Recognition of right-of use asset at commencement	$3,976,488
Recognition of lease liability - operating lease	$2,791,347

The accompanying notes are an integral part of the financial statements

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 17, 2025 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2025

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

PPREF/Post Ardent Owner, LLC (the “Company”) was formed on April 15, 2025 under the laws of the state of Delaware, for the purpose of acquiring, managing, and operating a 570-unit apartment community located in Mill Creek, Washington (the “Property”), commonly known as the Ardent at Mill Creek. There were no transactions from the date of formation through the date of commencement of operations.

On June 17, 2025, the Company acquired the Property for $163,750,000, excluding acquisition costs and excise tax credits. The acquisition included the land and the related buildings and improvements. In connection with the acquisition and as part of a tax exemption structure, the Company deeded the land to the Spokane Indian Housing Authority (“Spokane”), the Tribally Designated Housing Entity of the Spokane Tribe of the Spokane Reservation, a federally recognized Indian tribe, making the Property fully exempt from property taxes.

Simultaneously, the Company, as a tenant, executed a 99-year ground lease agreement (“Ground Lease”) with Spokane, as landlord, for the development and operation of the Property. The Company has two members, the Investor Member (“PGIM”) who is a 93% capital owner and the Operating Member (“Post Ardent”), who is a 7% capital owner as described in the Limited Liability Company agreement (“operating agreement”). All capitalized terms are as defined in the operating agreement.

CONTRIBUTION

The members are required to fund “Initial Capital Contributions” as defined in operating agreement for the initial acquisition of the property and, to the extent permanent financing is not obtained in an amount sufficient to fully repay the acquisition loan, to contribute capital to repay the shortfall between the acquisition loan payoff amount and the permanent financial amount. Since the inception of Company, the members have made total capital contributions of $55,575,466.

In the event the Investor Member determines additional capital contributions are necessary, the members are required to fund their contributions by the date specified in the funding notice. If any member fails to make the contribution, then the other member may 1) withdraw their contribution; 2) loan the Company the non-contributing member’s share of the contribution with the option to treat the contributing member’s contribution as a loan as well (“Special Loan”); or 3) fund the non-contributing member’s capital contribution and dilute the failing member’s ownership in accordance with the operating agreement (“Priority Contribution”).

8

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 17, 2025 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2025

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS (CONTINUED)

DISTRIBUTIONS

Distributions of operating cash flow are generally allocated to members in accordance with the operating agreement as follows:

(1)

First, to the members to the extent of the excess (if any) for each member of (i) the member’s preferred return accrued to the date of such distribution over (ii) the aggregate amounts previously distributed to such member;

(2)	Next, to the repayment of any unrecovered Priority Contributions pro rata in accordance with the outstanding and unreturned Priority Contributions owing to each member;

(3)

Next, pro rata to the members in accordance with the outstanding balances of their respective accrued and unpaid Operating Returns to be applied against (and toward the reduction of) the outstanding balance of each such member’s accrued and unpaid Operating Return, until the outstanding balance of each such member’s Operating Return has been paid in full;

(4)	Next, pro rata to the members in accordance with their Funded Capital Contribution Percentages.

Distributions of Extraordinary Cash Flow, as defined in the operating agreement, shall generally be allocated in accordance with the operating agreement as follows:

(1)	First, to satisfy any outstanding and due Preferred Return accrued on any unrecovered Priority Contributions pro rata with the outstanding accrued and unpaid Preferred Return owing to each member;

(2)	Next, to the repayment of any unrecovered Priority Contributions pro rata in accordance with the then outstanding and unreturned Priority Contributions owing to each member;

(3)

Next, pro rata to the members in accordance with the outstanding balances of their respective accrued and unpaid Operating Returns to be applied against and toward the reduction of the outstanding balance of each such member’s accrued and unpaid Operating Return, until the outstanding balance of each such member’s Operating Return has been paid in full;

9

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 17, 2025 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2025

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS (CONTINUED)

DISTRIBUTIONS (CONTINUED)

(4)

Next, pro rata to the members with the outstanding balances of their respective unreturned Initial Capital Contributions and Additional Capital Contributions until each such member’s Initial Capital Contributions and Additional Capital Contributions have been returned in full;

(5)

Next, pro rata to the members in accordance with their First Level Percentage Interests until Investor has received the 15% Target Return Amount. The Preferred Return is a cumulative return on any Priority Contribution that has not been repaid, calculated at the greater of (i) 5% per annum above the prime rate as stipulated in the agreement and 18% per annum, compounded annually;

(6)	Next, pro rata to the members in accordance with their Residual Percentage Interests.

ALLOCATION OF NET INCOME AND LOSS

Income and losses are generally allocated based on the Target Capital Accounts of the Members. Target Capital is the amount the Members would receive if the Company sold all of its assets at book value and repaid all liabilities at book value with any remaining proceeds being distributed to the members in accordance with the distribution provisions of the operating agreement.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

PURCHASE PRICE ALLOCATION

The Company allocated the purchase price to acquired tangible assets including building, building improvements and the leasehold improvements in accordance with Accounting Standards Codification (“ASC”) 805, Business Combinations. Upon the acquisition of the Property, the Company assessed whether the transaction should be accounted for as a business combination or an asset acquisition. Acquisitions of integrated sets of assets and activities that do not meet the definition of a business are accounted for as asset acquisitions. The Company’s acquisition of real estate generally will not meet the definition of a business because substantially all of the fair value is concentrated in a single identifiable asset or group of similar identifiable assets and therefore, was accounted for as an asset acquisition using the relative fair value basis.

10

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 17, 2025 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2025

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PURCHASE PRICE ALLOCATION (CONTINUED)

The allocation of the purchase price to building, building improvement and leasehold improvement is based upon management’s determination of fair value using the sales comparison approach and income approaches. The value, if any, of intangibles, such as in-place leases and above-market and below-market leases, was immaterial due to the short-term nature of the leases. Accordingly, no value is allocated to the intangible lease assets or liabilities in the accompanying financial statements.

On June 17, 2025, the Company acquired the Property for $159.740 million. The following table summarized the Company’s purchase price allocated (inclusive of capitalized acquisition costs):

Building improvements	$9,180,485
Leasehold improvements	52,328,763
Buildings	98,231,186

Net assets acquired	$159,740,434

Differing assumptions and methods could have resulted in different estimates of fair values, and thus, a different purchase price allocation and corresponding increase or decrease in depreciation and amortization expense.

REAL ESTATE INVESTMENT

Real estate investment is comprised of buildings, building improvements, and leasehold improvements carried at cost and net of accumulated depreciation. Property maintenance and repairs are expensed to operations as incurred and significant renovations and enhancements that improve and/or extend the useful life of the real estate assets are capitalized and depreciated over their estimated useful life.

Depreciation of the building is computed using the straight-line method over the useful life of 40 years. Building improvements are depreciated using the straight-line method over 15 years. The leasehold improvement represents the Company’s 99-year leasehold interest in the land subject to the ground lease (see Note 4) and is amortized on a straight-line basis over the remaining lease term of 99 years.

11

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 17, 2025 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2025

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REAL ESTATE INVESTMENT (CONTINUED)

Management evaluates for impairment of the real estate investment whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. Impairment is recognized when the expected undiscounted cash flows for the real estate investment are less than its carrying amount, at which time the real estate investment is written down to fair value. There were no impairments recognized during the period from June 17, 2025 (commencement of operations) to December 31, 2025.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of all highly liquid investments with original maturities of 90 days or less. The Company may maintain cash balances that exceed federally insured limits but does not believe that this results in any significant credit risk.

TENANTS ACCOUNTS RECEIVABLE

The Company periodically evaluates the collectability of amounts due from tenants and elected an accounting policy to record a general reserve under ASC 326, Current Expected Credit Losses, for tenant receivables that are not probable of collection and to record the reserve as bad debt expense. Tenant receivables are periodically evaluated for collectability based on the tenant’s payment history, their current status, and their financial condition. Subsequently, tenant receivables balances that are determined to be troubled are removed from the general reserve and written off with an adjustment to rental revenue net of the general reserve attributable to the lease. At December 31, 2025, an allowance of $33,376 has been recorded. The Company has written off $166,626 as bad debt expense for the period from June 17, 2025 (commencement of operations) to December 31, 2025.

DEFERRED FINANCING COSTS

The Company presents deferred financing costs as a reduction of the mortgage payable, with amortization of deferred financing costs included as a component of interest expense.

Deferred financing costs are amortized over the life of the related loan (5 years) using the effective interest method. Amortization of deferred financing costs for the period from June 17, 2025 (commencement of operations) through December 31, 2025 was $47,695 which is included in interest expense on the accompanying statement of operations.

12

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 17, 2025 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2025

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

The Company recognizes revenue in accordance with ASC 842, Leases, ratably over time. All of the Company’s leases with tenants are classified as operating leases. When collection of substantially all lease payments during the lease term is considered probable, the lease qualifies for accrual accounting. Base rents and rent abatements from rental operations are recognized on a monthly straight-line basis over the lease term regardless of when payments are due. The lease agreements generally contain a provision for reimbursements of the tenants’ share of real estate taxes and certain common area maintenance costs. Revenue from reimbursements is generally billed and recognized in the period the related expenses are incurred. Leases that contain variable lease payments such as percentage rent based on tenant gross sales are classified as operating leases and revenues are recognized at the end of the lease year or other period in which the tenants’ base sales volume has been reached.

The Company has elected the practical expedient to combine lease and non-lease components where certain conditions are met.

Non-lease revenue is recognized under ASC 606, Revenue from Contracts with Customers, which requires a control-based evaluation to determine revenue recognition. The Company’s non-lease revenues are generally reimbursements from tenants, including real estate taxes and other expenses, late fees and other charges which are generally recognized at a point in time in accordance with ASC 606.

USE OF ESTIMATES

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates include the fair value assumptions used in the valuation of real estate investment assets acquired. Actual results could differ from those estimates.

INCOME TAXES

The Company was formed as a limited liability company and is being treated as a partnership for income tax purposes. Therefore, it is not subject to federal or state income taxes. Net income or loss of the Company and the related taxes thereon are reportable and are the responsibility of the Members. Therefore, no provision for federal or state income taxes is included in the accompanying financial statements.

13

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 17, 2025 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2025

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

LESSEE ACCOUNTING

The Company determines whether an arrangement is a lease at inception. Operating lease right-of-use (“ROU”) assets represent the Company’s right to use an underlying asset during the lease term and operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

The Company classifies the ground lease under which the Company is the lessee as an operating lease. Leases qualify as an operating lease if they do not meet the conditions of a finance lease. Leases qualify as a finance lease if any of the following conditions are met: the lease transfers ownership of the asset at the end of the lease term, the lease grants an option to the purchase of the asset that is reasonably certain to exercise, the lease term is for a major part of the remaining economic life of the asset, or the present value of the lease payments exceed substantially all of the fair value of the asset and the underlying asset is of such a specialized nature that it expects to have no alternative use to the lessor at the end of the lease term.

Upon adoption of ASC 842, the Company recorded a lease liability which is measured as the present value of the lease payments over the lease term and a right-of-use asset which is measured as the amount of the lease liability, adjusted for lease payments made at or before commencement, lease incentives received, and initial direct costs incurred.

The Company applies a discount rate to determine the present value of the lease payments. If the rate implicit in the lease is known, the Company uses that rate. If the rate implicit in the lease is not known, the Company uses a discount rate reflective of the Company’s collateralized borrowing rate given the term of the lease. To determine the discount rate, the Company developed an analysis based primarily on the observable borrowing rates of the Company and other corporate borrowers with long-term borrowings.

When applicable, the Company combines the consideration for lease and non-lease components in the calculation of the value of the lease obligation and right-of-use asset. Lease expense for operating leases is recognized on a straight-line basis over the lease term.

Upon commencement of the ground lease on June 17, 2025, the Company recognized a lease liability of $2,791,347 and a right-of-use asset of $3,976,488 for the ground lease arrangement. The right-of-use asset includes the initial prepaid ground rent of $1,185,141 paid at acquisition.

As of December 31, 2025, the operating lease right-of-use asset was $3,880,872 and the operating lease liability was $2,938,451.

14

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 17, 2025 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2025

NOTE 3 – MORTGAGE PAYABLE, NET

At acquisition, the Company entered into a mortgage loan agreement (“Mortgage Loan”) for financing of $107,653,000 with a financial institution (the “Lender”) requiring interest only payments through the maturity date of July 1, 2030, at which point, the entire principal balance plus accrued but unpaid interest shall become due and payable. The Mortgage Loan has a fixed interest rate of 5.27% per annum. For the period from June 17, 2025 (commencement of operations) to December 31, 2025, the interest expense incurred amounted to $3,168,017.

As of December 31, 2025, the outstanding principal balance of the Mortgage Loan was $107,653,000. The Mortgage Loan is collateralized by the Property and guaranteed, with certain customary non-recourse carve-out guarantees, by an affiliate of the Investor Member.

The Mortgage Loan payable consists of the following at December 31, 2025:

Principal balance	$107,653,000
Less: unamortized debt issuance costs	(381,558)

Mortgage Loan Payable, net	$107,271,442

The Company is required to maintain a minimum debt service coverage ratio (“DSCR”) of at least 1.25:1.00. In the event the DSCR falls below the above-mentioned ratio, the Company is obligated to follow certain requirements set forth in the loan agreement. As of December 31, 2025, the Company is in compliance with the DSCR requirement.

NOTE 4 – GROUND LEASE

In connection with the acquisition of the Property, the Company entered into a ground lease, which expires on June 15, 2124. The lease requires an annual payment of $72,356 with an annual increase of 3% payable on the last day of every year through expiration. The payments will be prorated for the number of days in the first and last calendar year of the term. For the year ended December 31, 2025, the Company incurred $242,720 of ground rent expense that is presented on the statement of operations as ground lease expense. The weighted average remaining lease term is 98.5 years and the weighted average discount rate is 5.27% which is the incremental borrowing rate of the Company.

15

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 17, 2025 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2025

NOTE 4 – GROUND LEASE (CONTINUED)

Future minimum undiscounted lease payments under the ground lease as of December 31, 2025 are as follows:

2026	$74,527
2027	76,762
2028	79,065
2029	81,437
2030	83,880
Thereafter	41,741,589
Total lease payments	42,137,260
Less: imputed interest	(39,338,548)

Lease liability	$2,798,712

NOTE 5 – RELATED PARTY TRANSACTIONS

PROPERTY MANAGEMENT AGREEMENT

On June 17, 2025, the Company entered into a Property Management Agreement (“PMA”) with TAM Residential, LLC (“Property Manager”), an affiliate of the Operating Member. The PMA provides for monthly property management fees of 1.75% of the gross collected operating revenues derived from the property. The PMA term shall continue unless terminated as provided in the agreement.

For the period from June 17, 2025 (commencement of operations) to December 31, 2025, property management fees incurred amounted to $112,681 of which $14,685 is unpaid and included in accounts payable and accrued expenses on the accompanying balance sheet.

The Property Manager also charges asset management fees and other company management fees for its services. The monthly asset management fees are $5,789 per month and the total Company management fees total $6,734 per month. For the period from June 17, 2025 (commencement of operations) to December 31, 2025, asset management fees were $37,627, asset oversight and other fees were $17,346, and the Company management fees were $43,773, all of which were unpaid and included in accounts payable and accrued expenses on the accompanying balance sheet.

16

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 17, 2025 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2025

NOTE 6 - COMMITMENTS AND CONTINGENCIES

RIGHT OF FIRST OFFER FOR SALE OF INTEREST TO THIRD PARTY

Pursuant to the operating agreement, either the Investor Member or the Operating Member may at any time, after two years from the acquisition date, sell its interest in the Company to a non-affiliate third party subject to compliance with the provisions in the agreement.

If an offer is made and accepted, a true copy of that offer will need to be sent to either party, and that party has 60 days after receiving the offer to:

1)	Notify the Initiating member that they do not object to the acceptance of this offer, or;
2)	Notify the Initiating member of the election for the Other member to purchase the Initiating member’s interest under the same terms of the initial offer.

ENVIRONMENTAL

Like other companies in the multi-family real estate industry, the Company is subject to numerous federal, state, and local environmental laws and regulations. The Company is not aware of any environmental conditions at the Property or material costs of complying with environmental or governmental regulations that could have a material adverse effect on the Company’s financial position, results of operations or cash flows.

LITIGATION

The Company may become subject to various legal proceedings and claims that arise in the ordinary course of business. As of December 31, 2025, the Company is not aware of any such material legal proceedings or claims.

REIT STATUS

The Investor Member has the sole right to take any action necessary to minimize or avoid the amount of nonqualified REIT income or to protect the qualified REIT asset status of the Investor Member’s investment without regard to the impact on the economics of the Company or its Members. The Investor Member is required to approve all new leases or lease modifications.

17

PPREF/POST ARDENT OWNER, LLC

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM JUNE 17, 2025 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2025

NOTE 7 - GEOGRAPHIC CONCENTRATION

The Company’s rental operation is located in Washington, which is subject to local economic conditions and exposes the Company to greater economic risks than if it owned a more geographically dispersed portfolio.

NOTE 8 – SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred since December 31, 2025 through March 4, 2026, the date the financial statements were available to be issued, and noted there were no matters that required additional disclosure.

18

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 28, 2025 (COMMENCEMENT OF OPERATIONS)

TO DECEMBER 31, 2025

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

INDEX

December 31, 2025

Report of Independent Auditors

To the Management of PPREF/Ryan Shakopee Holdings LLC

Opinion

We have audited the accompanying consolidated financial statements of PPREF/Ryan Shakopee Holdings LLC and its subsidiary (the “Company”), which comprise the consolidated balance sheet as of December 31, 2025, and the related consolidated statements of operations, of changes in members’ equity and of cash flows for the period from March 28, 2025 (“commencement of operations”) to December 31, 2025, including the related notes (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations and its cash flows for the period from March 28, 2025 (“commencement of operations”)to December 31, 2025 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the consolidated financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York 10017
www.pwc.com/us	(646) 471 3000

fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

New York, New York

March 4, 2026

2

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

Consolidated Balance Sheet

December 31, 2025

Assets

Investment in real estate
Building	$76,031,854
Building improvements	8,530,056
Less: accumulated depreciation	(1,887,620)
Net building and equipment	82,674,290
Land	8,886,350

Net investment in real estate	91,560,640

Intangible Assets
Intangible assets	6,276,330
Less: accumulated amortization	(767,604)
Intangible Assets, net	5,508,726

Other assets
Cash	963,666
Tenants accounts receivable	171,388
Other receivables	2,461

Total other assets	1,137,515

Total assets	$98,206,881

The accompanying notes are an integral part of these consolidated financial statements

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

Consolidated Balance Sheet (Continued)

December 31, 2025

Liabilities and Members’ Equity

Liabilities

Mortgage payable	$60,300,000
Less: deferred financing costs, net of accumulated amortization	(771,488)
Mortgage payable, net	59,528,512

Other liabilities
Accounts payable and accrued expenses	618,705
Accrued interest payable	206,126
Total other liabilities	824,831

Total liabilities	60,353,343

Commitments and contingencies (Note 6)

Members’ equity	37,853,538

Total liabilities and members’ equity	$98,206,881

The accompanying notes are an integral part of these consolidated financial statements

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

Consolidated Statement of Operations

For the period from March 28, 2025 (commencement of operations) to December 31, 2025

Revenue

Rental revenue	$4,886,072
Reimbursements and other revenue	2,567,746

Total revenue	7,453,818

Operating expenses
Management fees	69,290
Insurance	87,703
Property taxes	1,971,326
Repairs and maintenance	510,614
General and administrative	58,866
Total operating expenses	2,697,799

Income from operations	4,756,019

Other expenses
Interest expense	(2,425,856)
Depreciation and amortization	(2,567,675)

Total other expenses	(4,993,531)

Net loss	$(237,512)

The accompanying notes are an integral part of these consolidated financial statements.

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

Consolidated Statement of Changes in Members’ Equity

For the period from March 28, 2025 (commencement of operations) to December 31, 2025

	PPREF SHAKOPEE INDUSTRIAL INVESTOR LLC	SHAKOPEE INDUSTRIAL OPERATOR LLC	Total

Balance - March 28, 2025 (commencement of operations)	$-	$-	$-

Contributions	99,423,308	1,500,000	100,923,308

Distributions	(62,751,245)	(81,013)	(62,832,258)

Net loss	(228,742)	(8,770)	(237,512)

Balance, December 31, 2025	$36,443,321	$1,410,217	$37,853,538

The accompanying notes are an integral part of these consolidated financials statements.

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

Consolidated Statement of Cash Flows

For the period from March 28, 2025 (commencement of operations) to December 31, 2025

Cash flows from operating activities
Net loss	$(237,512)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	2,567,675
Amortization of deferred financing fees	70,136
Amortization of above market lease intangibles	87,549
Changes in operating assets and liabilities:
Tenants accounts receivable	(171,388)
Other receivables	(2,461)
Accounts payable and accrued expenses	618,705
Accrued interest payable	206,126
Net cash provided from operating activities	3,138,830

Cash flows from investing activities
Real estate acquisition	(99,724,590)
Net cash used in investing activities	(99,724,590)

Cash flows from financing activities
Proceeds from mortgage loan	60,300,000
Payment of financing fees	(841,624)
Contributions from members	100,923,308
Distributions to members	(62,832,258)
Net cash provided from financing activities	97,549,426

Net change in cash	963,666

Cash - Beginning	-

Cash - Ending	$963,666

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	2,149,594

The accompanying notes are an integral part of these consolidated financials statements.

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 28, 2025 (COMMENCEMENT OF OPERATIONS)

TO DECEMBER 31, 2025

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

PPREF/Ryan Shakopee Holdings LLC (the “Company”), was formed on March 10, 2025 under the laws of the state of Delaware, for the purpose of purchasing, managing and operating a distribution facility located in Shakopee, Minnesota (the “Property”). The property was purchased for $99,500,000 excluding acquisition costs and consists of a class A industrial distribution facility which has a total net rentable area of approximately 855,000 square feet situated on 66.1 acres of land. There were no transactions from the date of formation through the date of commencement of operations.

Pursuant to the Limited Liability Company agreement (“operating agreement”), the Company has two members: the Investor Member, who held a 98.49% capital interest at inception, and the Operating Member, who held a 1.51% capital interest. All capitalized terms are as defined in the operating agreement. The Operating Member contributed $1.5 million initially, and the Investor Member funded the remaining acquisition costs until the Mortgage Loan described in Note 4 was obtained. Upon closing of the Mortgage Loan, the ownership interests were adjusted to 96.7% for the Investor Member and 3.3% for the Operating Member.

CONTRIBUTION

The members are required to fund “Initial Capital Contributions” as defined in the operating agreement for the initial acquisition of the property and, to the extent permanent financing is not obtained in an amount sufficient to fully repay the acquisition loan, to contribute capital to repay the shortfall between the acquisition loan payoff amount and the permanent financial amount. Since the inception of the Company, members have made total capital contributions of $100,923,308.

In the event the Investor member determines additional capital contributions are necessary, the members are required to fund their contributions by the date specified in the funding notice. If any member fails to make the contribution, then the other member may 1) withdraw their contribution; 2) loan the Company the non-contributing member’s share of the contribution with the option to treat the contributing member’s contribution as a loan as well (“Special Loan”) ; or 3) fund the non-contributing member’s capital contribution and dilute the failing member’s ownership in accordance with the operating agreement (“Priority Contribution”).

DISTRIBUTIONS

Distributions of operating cash flow are generally allocated to members in accordance with the operating agreement as follows:

(1)

First, to the members to the extent of the excess (if any) for each member of (i) the member’s preferred return accrued to the date of such distribution over (ii) the aggregate amounts previously distributed to such member;

8

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 28, 2025 (COMMENCEMENT OF OPERATIONS)

TO DECEMBER 31, 2025

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS (CONTINUED)

DISTRIBUTIONS (CONTINUED)

(2)

First, to the members to the extent of the excess (if any) for each member of (i) the member’s preferred return accrued to the date of such distribution over (ii) the aggregate amounts previously distributed to such member;

(3)

Next, pro rata to the members with the outstanding balances of their respective accrued and unpaid Operating Returns to be applied against (and toward the reduction of) the outstanding balance of each such member’s accrued and unpaid Operating Return, until the outstanding balance of each such member’s Operating Return has been paid in full;

(4)	Next, pro rata to the members in accordance with their Funded Capital Contribution Percentages.

Distributions of Extraordinary Cash Flow, as defined in the operating agreement, shall generally be allocated in accordance with the operating agreement as follows:

(1)

First, to satisfy any outstanding and due Preferred Return accrued on any unrecovered Priority Contributions pro rata with the outstanding accrued and unpaid Preferred Return owing to each member. The Preferred Return is a cumulative return on any Priority Contribution that has not been repaid, calculated at the greater of (i) the Prime Rate plus 5% per year or (ii) the Operating Return Rate plus 5% per year, compounded monthly;

(2)	Next, to the repayment of any unrecovered Priority Contributions pro rata of the outstanding and unreturned Priority Contributions owing to each member;

(3)

Next, pro rata to the members in accordance with the outstanding balances of their respective accrued and unpaid Operating Returns to be applied against (and toward the reduction of the outstanding balance of each such member’s accrued and unpaid Operating Return, until the outstanding balance of each such member’s Operating Return has been paid in full;

(4)

Next, pro rata to the members with the outstanding balances of their respective unreturned Initial Capital Contributions and Additional Capital Contributions until each such member’s Initial Capital Contributions and Additional Capital Contributions have been returned in full;

(5)	Next, pro rata to the members in accordance with their First Level Percentage Interests until Investor has received the 12% Target Return Amount;

(6)	Next, pro rata to the members in accordance with their Residual Percentage Interests.

9

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 28, 2025 (COMMENCEMENT OF OPERATIONS)

TO DECEMBER 31, 2025

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS (CONTINUED)

ALLOCATION OF NET INCOME AND LOSS

Pursuant to the operating agreement, income and losses are generally allocated based on the Target Capital Accounts of the Members. Target Capital is the amount the Members would receive if the Company sold all of its assets at book value and repaid all liabilities at book value with any remaining proceeds being distributed to the members in accordance with the distribution provisions of the operating agreement.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of PPREF/Shakopee Industrial LLC which is a wholly owned subsidiary of PPREF/Ryan Shakopee Holdings LLC. Intercompany transactions have been eliminated in consolidation.

PURCHASE PRICE ALLOCATION

The Company allocated the purchase price to acquired tangible assets including land, building and improvements, and intangible assets including above market leases, and acquired in-place leases in accordance with Accounting Standards Codification (“ASC”) 805, Business Combinations. Upon the acquisition of the Property, the Company assessed whether the transaction should be accounted for as a business combination or an asset acquisition. Acquisitions of integrated sets of assets and activities that do not meet the definition of a business are accounted for as asset acquisitions. The Company’s acquisition of real estate generally will not meet the definition of a business because substantially all of the fair value is concentrated in a single identifiable asset or group of similar identifiable assets (i.e. land, buildings, and related identified intangible assets) and therefore, was accounted for as an asset acquisition using the relative fair value basis.

The allocation of the purchase price to land, building and improvements are based upon management’s determination of fair value using the sales comparison approach and income approaches. The value, if any, of intangibles, such as in-place lease and above-market lease, were material due to the nature of the leases. Accordingly, value is allocated to the intangible lease assets or liabilities in the accompanying consolidated financial statements.

Differing assumptions and methods could have resulted in different estimates of fair values, and thus, a different purchase price allocation and corresponding increase or decrease in depreciation and amortization expense.

10

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 28, 2025 (COMMENCEMENT OF OPERATIONS)

TO DECEMBER 31, 2025

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PURCHASE PRICE ALLOCATION (CONTINUED)

On March 28, 2025, the Company acquired the Property for approximately $99.725 million. The following table summarized the Company’s purchase price allocated (inclusive of capitalized acquisition costs):

Land	$8,886,350
Improvements	8,530,056
In-place lease intangible assets	5,560,485
Above-market rent intangible assets	715,845
Building	76,031,854

Net assets acquired	$99,724,590

REAL ESTATE INVESTMENT

Real estate investment is comprised of land and building and improvements carried at cost and net of accumulated depreciation. Property maintenance and repairs are expensed to operations as incurred and significant renovations and enhancements that improve and/or extend the useful life of the real estate assets are capitalized and depreciated over their estimated useful life.

Depreciation of the building is computed using the straight-line method over the useful life of 40 years. Depreciation of improvements is computed using straight-line method over the useful life of 15 years.

ACQUIRED IN-PLACE LEASE, NET

Acquired in-place lease intangibles are amortized as amortization expense on a straight-line basis over the remaining term of the underlying lease, which was based on approximately 6.25 years at acquisition.

Acquired in-place lease, net as of December 31, 2025, is comprised of the following:

Acquired in-place lease	$5,560,485
Accumulated amortization	(680,055)

In-place lease, net	$4,880,430

11

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 28, 2025 (COMMENCEMENT OF OPERATIONS)

TO DECEMBER 31, 2025

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACQUIRED IN- PLACE LEASE, NET (CONTINUED)

The expected future amortization of acquired in-place lease over the next five years is expected to be as follows:

For the year ending December 31,
2026	$889,678
2027	889,678
2028	889,678
2029	889,678
2030	889,678

$4,448,390

ABOVE MARKET LEASES, NET

Above market lease intangibles are amortized on a straight-line basis as an adjustment to rental revenue over the remaining term of the underlying lease, which was based on approximately 6.25 years at acquisition.

Above market lease, net as of December 31, 2025, is comprised of the following:

Above market lease	$715,845
Accumulated amortization	(87,549)

Above market lease, net	$628,296

The expected future amortization of above lease over the next five years is expected to be as follows:

For the year ending December 31,
2026	$114,352
2027	114,352
2028	114,352
2029	114,352
2030	114,352

$571,760

12

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 28, 2025 (COMMENCEMENT OF OPERATIONS)

TO DECEMBER 31, 2025

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

IMPAIRMENT OF LONG-LIVED ASSETS

Management evaluates the Property for impairment whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. Impairment is recognized when the expected undiscounted cash flows for the Property are less than its carrying amount, at which time the Property is written down to fair value. There were no impairments recognized during the period ended December 31, 2025.

CASH

Cash consists of cash held in depository accounts. The Company may maintain cash balances that exceed federally insured limits but does not believe that this results in any significant credit risk.

TENANTS ACCOUNTS RECEIVABLE

The Company periodically evaluates the collectability of amounts due from tenants and elected an accounting policy to record a general reserve under ASC 326, Current Expected Credit Losses, for tenant receivables that are not probable of collection and to record the reserve as bad debt expense. Tenant receivables are periodically evaluated for collectability based on the tenant’s payment history, their current status, and their financial condition. Subsequently, tenant receivables balances that are determined to be troubled are removed from the general reserve and written off with an adjustment to rental revenue net of the general reserve attributable to the lease. At December 31, 2025, no allowance has been recorded as the Company considers collection of all receivables to be highly probable.

Rental income is recognized on a straight-line basis over the noncancelable lease term, which includes the effects of any fixed rent increases and rent abatements under the lease. Straight-line rent is calculated as the amount by which the rental revenue recognized on straight-line basis under the leases exceeds the contractual rental cash payable under the lease. Included in tenant accounts receivable at December 31, 2025 is $171,388, of straight-line rent receivable. There were no other unbilled rent receivables recorded as of December 31, 2025.

13

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 28, 2025 (COMMENCEMENT OF OPERATIONS)

TO DECEMBER 31, 2025

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED FINANCING COSTS

The Company presents deferred financing costs as a reduction of the mortgage payable, with amortization of deferred financing costs included as a component of interest expense.

Deferred financing costs are amortized over the life of the related loan (8 years) using the effective interest method. Amortization of deferred financing costs for the year ended December 31, 2025, was $70,136 which is included in interest expense on the accompanying consolidated statement of operations. Estimated amortization of deferred financing costs is expected to be $96,436 over the next five years and $289,308 thereafter.

REVENUE RECOGNITION

The Company recognizes revenue in accordance with ASC 842, Leases, ratably over time. All of the Company’s leases with tenants are classified as operating leases. When collection of substantially all lease payment during the lease term is considered probable, the lease qualifies for accrual accounting. Base rents and rent abatements from rental operations are recognized on a monthly straight-line basis over the lease term regardless of when payments are due. The lease agreements generally contain a provision for reimbursements of the tenants’ share of real estate taxes and certain common area maintenance costs. Revenue from reimbursements is generally billed and recognized in the period the related expenses are incurred. Leases that contain variable lease payments such as percentage rent based on tenant gross sales are classified as operating leases and revenues are recognized at the end of the lease year or other period in which the tenants’ base sales volume has been reached.

The Company has elected the practical expedient to combine lease and non-lease components where certain conditions are met.

Non-lease revenue is recognized under ASC 606, Revenue from Contracts with Customers, which requires a control-based evaluation to determine revenue recognition. The Company’s non-lease revenues are generally reimbursements from tenants, including real estate taxes and other expenses, late fees and other charges which are generally recognized at a point in time in accordance with ASC 606.

USE OF ESTIMATES

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates include the fair value assumptions used in the valuation of real estate investment assets acquired. Actual results could differ from those estimates.

14

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 28, 2025 (COMMENCEMENT OF OPERATIONS)

TO DECEMBER 31, 2025

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

The Company was formed as a limited liability company and is being treated as a partnership for income tax purposes. Therefore, it is not subject to federal or state income taxes. Net income or loss of the Company and the related taxes thereon are reportable and are the responsibility of the Members. Therefore, no provision for federal and state income taxes is included in the accompanying consolidated financial statements.

NOTE 3 - RENTAL PROPERTY

The Property is leased to a single tenant under an operating lease that expires in June 16, 2031. The tenant has four lease renewal options of 5 years each.

Expected future minimum rents per the non-cancellable lease in effect at December 31, 2025 are approximately as follows:

For the year ending December 31,
2026	$6,392,198
2027	6,488,081
2028	6,585,403
2029	6,684,184
2030	6,784,446
Thereafter	3,417,476

$36,351,788

NOTE 4 – MORTGAGE PAYABLE, NET

In May 2025, the Company entered into a mortgage loan agreement (“Mortgage Loan”) for financing of $60,300,000 with a financial institution (the “Lender”) requiring interest only payments through the maturity date of May 10, 2033, at which point, the entire principal balance plus accrued but unpaid interest shall become due and payable. The Mortgage Loan has a fixed interest rate of 5.86% per annum with a constant monthly payment of $294,465. For the period from March 28, 2025 (commencement of operations) to December 31, 2025, the interest expense incurred amounted to $2,425,856.

As of December 31, 2025, the outstanding principal balance of the Mortgage Loan was $60,300,000. The Mortgage Loan is collateralized by the Property and guaranteed, with certain customary non-recourse carve-out guarantees, by an affiliate of Investor member.

15

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 28, 2025 (COMMENCEMENT OF OPERATIONS)

TO DECEMBER 31, 2025

NOTE 4 – MORTGAGE PAYABLE, NET (CONTINUED)

Mortgage Loan payable consists of the following at December 31, 2025:

Principal balance	$60,300,000
Less: unamortized debt issuance costs	771,488

Mortgage Loan Payable, net	$59,528,512

The Company is required to maintain a minimum debt service coverage ratio (“DSCR”) of at least 1.25:1.00. In the event the DSCR falls below the above-mentioned ratio, the Company is obligated to follow certain requirements set forth in the loan agreement. As of December 31, 2025, the Company is in compliance with the DSCR requirement.

The Mortgage loan may not be prepaid prior to April 9, 2027 and has the following prepayment penalties after the date of the greater of: 1) 1% of the entire outstanding principal balance of the Note and 2) present value as of the date of prepayment of the remaining scheduled payments of principal and interest determined by discounting such payments at the month equivalent treasury security rate, less the amount of principal being prepaid. The monthly equivalent treasury security rate is defined as the rate which, when compounded monthly, results in a yield that is equivalent to the yield on the most recently auctioned U.S. Treasury Security. The most recent auctioned U.S. Treasury is compounded semi-annually, plus twenty-five (25) basis points, having the same maturity date as the loan.

NOTE 5 – RELATED PARTY TRANSACTIONS

PROPERTY MANAGEMENT AGREEMENT

On March 28, 2025, the Company entered into a Property Management Agreement (“PMA”) with Ryan Companies US, Inc. (“Property Manager”). The PMA provides for monthly property management fees of 1.50% of the gross collected operating revenues derived from the property, however, not to be less than $5,470 (“Minimum Management Fee”). The PMA term shall continue unless terminated as provided in the agreement.

For the period from March 28, 2025 (commencement of operations) to December 31, 2025, property management fees incurred amounted to $69,270. Overpayment of $2,461 was paid to the Property Manager which is included in other receivables on the accompanying consolidated balance sheet.

The Company may also utilize the Property Manager to perform construction services for the Property. The Property Manager is entitled to a construction management fee ranging from 2% to 5% of construction costs, defined in the agreement. For the period from March 28, 2025 (commencement of operations) to December 31, 2025, no construction management fees were earned or paid.

16

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 28, 2025 (COMMENCEMENT OF OPERATIONS)

TO DECEMBER 31, 2025

NOTE 5 – RELATED PARTY TRANSACTIONS (CONTINUED)

RIGHT OF FIRST OFFER FOR SALE OF INTEREST TO THIRD PARTY

Pursuant to the Operating Agreement, either the Investor Member or the Operator Member may at any time, after two years from the acquisition date, sell its interest in the Company to a non-affiliate third party subject to compliance with the provisions in the Operating Agreement.

If an offer is made and accepted, a true copy of that offer will need to be sent to either party, and that party has 60 days after receiving the offer to:

1)	Notify the Initiating member that they do not object to the acceptance of this offer, or;
2)	Notify the Initiating member of the election for the Other member to purchase the Initiating member’s interest under the same terms of the initial offer.

REIT STATUS

The Investor Member has the sole right to take any action necessary to minimize or avoid the amount of nonqualified REIT income or to protect the qualified REIT asset status of the Investor Member’s investment without regard to the impact on the economics of the Company or its Members. The Investor Member is required to approve all new leases or lease modifications.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

ENVIRONMENTAL

Like other companies in the industrial real estate industry, the Company is subject to numerous federal, state, and local environmental laws and regulations. The Company is not aware of any environmental conditions at the Property or material costs of complying with environmental or governmental regulations that could have a material adverse effect on the Company’s financial position, results of operations or cash flows.

LITIGATION

The Company may become subject to various legal proceedings and claims that arise in the ordinary course of business. As of December 31, 2025, the Company is not aware of any such material legal proceedings or claims.

17

PPREF/RYAN SHAKOPEE HOLDINGS LLC AND SUBSIDIARY

(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 28, 2025 (COMMENCEMENT OF OPERATIONS)

TO DECEMBER 31, 2025

NOTE 7 – CONCENTRATION RISK

The Company’s rental operation is located in Minnesota, which is subject to local economic conditions and exposes the Company to greater economic risks than if it owned a more geographically dispersed portfolio. Additionally, the Company has one tenant representing 100% of the rental revenue. The loss of this tenant or its inability to meet its obligation could have a material adverse effect on the Company’s operations.

NOTE 8 – SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred since December 31, 2025 through March 4, 2026, the date the financial statements were available to be issued, and noted there were no matters that required additional disclosure.

18

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Morris L. McNair, III, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2025 and December 31, 2024, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $155,000 and $100,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2025 and December 31, 2024: none

(c) Tax Fees

For the fiscal years ended December 31, 2025 and December 31, 2024: none

(d) All Other Fees

For the fiscal years ended December 31, 2025 and December 31, 2024: none

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2025 and December 31, 2024 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Morris L. McNair, III (Chair), Mary Lee Schneider, and Thomas M. Turpin.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not applicable.

Item 8 – Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not applicable.

Item 9 – Proxy Disclosures for Open-End Management Investment Companies – Not applicable.

Item 10 – Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not applicable.

Item 11 – Statement Regarding Basis for Approval of Investment Advisory Contract—None.

Item 12 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

PGIM Real Estate

PGIM Real Estate’s proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by stockholders. These guidelines reflect PGIM Real Estate’s judgment of how to further the best long-range economic interest of our clients (i.e., the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the stockholder voting process. PGIM Real Estate’s policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer’s management if we determine that voting is in the best economic interest of our clients.

PGIM Real Estate utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate’s established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Managers Act, PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.

Item 13 – Portfolio Managers of Closed-End Management Investment Companies–

As of date of filing this report, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund. The following individuals have served in this role since August 2022.

Darin Bright, Senior Portfolio Manager, 21 years at PGIM. As head of U.S. Core Plus Investment Platform, Darin is the senior portfolio manager of all U.S. core plus strategies and leads all aspects of portfolio strategy and management. Darin is a member of PGIM’s Real Estate U.S. Management Council and U.S. Investment Committee. Prior to joining PGIM, Darin was vice president at Grubb & Ellis, a real estate management and brokerage company, providing real estate equity strategies for institutional and corporate clients. Darin serves as a Director in the Western Golf Association’s Evans Scholars Foundation and is a member of the Indiana University Center for Real Estate Studies Advisory Board.

Caitlin O’Connor, Portfolio Manager, 19 years at PGIM. Caitlin is a portfolio manager for U.S. Core Plus Fund, PGIM Real Estate’s flagship core plus equity fund, and PGIM Private Real Estate Fund. Caitlin has a leadership role in all aspects of PGIM Private Real Estate Fund’s investment strategy and management including portfolio management, investment selection and asset management activities. Prior to her current roles, Caitlin held positions as the Chief Underwriter of the Americas as well as various roles in transactions and asset management.

Brandon Short, Portfolio Manager, 5 years at PGIM. Brandon Short serves is a portfolio manager for PGIM Private Real Estate Fund and has a leadership role in all aspects of the funds’ strategy and management, in addition to directing the funds’ East Coast investment and asset management activities. Before joining PGIM, Brandon was M&A Director at Round Hill Capital, where he led the firm’s inorganic growth strategy and managed corporate-level debt and equity financings. Brandon currently serves as a member of the Penn State University Board of Trustees and is a member of Penn State’s Finance and Equity / Human Resources Committees. Brandon also currently serves on the Investment Committee for Penn State’s Endowment Fund.

Other Accounts Managed by the Portfolio Managers. The following table sets forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2025 below.

The following table identifies, as of December 31, 2025: (i) the other registered investment companies, pooled investment vehicles and other accounts managed by an investment committee (or equivalent body) on which the corresponding portfolio manager serves and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and (iii) the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Darin Bright

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	0	$0	0	$ 0

Pooled Investment Vehicles Other Than Registered Investment Companies	1	$14,748	0	$ 0

Other Accounts	3	$2,265	2	$ 1,229

Caitlin O’Connor

	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	0	$0	0	$ 0

Pooled Investment Vehicles Other Than Registered Investment Companies	1	$14,748	0	$ 0

Other Accounts	1	$5	0	$ 0

Brandon Short

	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	0	$ 0	0	$ 0

Pooled Investment Vehicles Other Than Registered Investment Companies	0	$ 0	0	$ 0

Other Accounts	0	$ 0	0	$ 0

Compensation and Conflicts Disclosure:

PGIM, Inc. (PGIM)

Compensation

PGIM Real Estate provides a competitive total compensation package that engages, motivates and retains top talent while aligning their interests with those of our clients. Portfolio managers are compensated based on the overall performance of PGIM Real Estate and performance of the specific fund or funds they are responsible for managing.

Specifically, there are three elements of compensation: base salary, bonus and long term incentive compensation.

•Base salary levels are reviewed annually in the first quarter of the year to determine if an individual should receive an increase based on performance, demands of the job and market compensation data which is provided by Prudential Financial, Inc.’s corporate compensation group.

•Cash bonuses are awarded annually based on the scope of the individual’s responsibilities, their personal and portfolio performance for the prior year, and the size of the overall bonus pool available in a given year. The bonus pool is determined based on the financial performance of PGIM Real Estate and the investment performance of the portfolio managers specific fund or funds measured against each applicable benchmark or performance targets. An individual’s share of the pool is based on his or her contribution toward meeting these goals.

•Portfolio management team members at the Vice President level and above also receive annual long-term incentive program compensation (“LTIP”). LTIP awards are based on the same factors as the annual cash bonus. The award, however, is not immediately paid to the individual and vests over three years as described below. Twenty percent (20%) of the LTIP award is made in the form of Prudential Financial restricted stock units which vest proportionately over three years with one-third of the grant vesting on each anniversary until fully vested. The remaining eighty percent (80%) is a deferred cash award which vests in its entirety on the third anniversary of the grant. Over the vesting period, the value of the deferred cash award increases or decreases based on the performance of the accounts on which the portfolio manager works directly.

There is no specific benchmark to measure performance.

Securities Ownership of Portfolio Managers

As of the fiscal year ended December 31, 2025, the portfolio managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Equity Securities Owned**

Brandon Short	$1-$10,000

Cailtin O’Connor	$1-$10,000

Darin Bright	None

**	Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,00

Conflicts of Interest

PGIM Real Estate is a division of PGIM, which is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PGIM Real Estate’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PGIM Real Estate aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients, including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PGIM Real Estate has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular investment PGIM Real Estate may purchase or sell on behalf of a Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PGIM Real Estate’s relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with applicable law and procedures adopted thereunder by the Fund and reviewed by the independent directors of the Fund.

PGIM Real Estate may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for a Fund. PGIM Real Estate, on behalf of client portfolios, engages in real estate and other transactions with REITs and real estate operating companies and may thereby obtain material, non-public information about issuers, resulting in restrictions in trading in securities of such issuers. PGIM Real Estate generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PGIM as well as between affiliates and PGIM. Additionally, in an effort to avoid potential conflicts of interest, PGIM Real Estate has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PGIM Real Estate develop and may publish credit research that is independent from the research developed within PGIM Real Estate. PGIM Real Estate may hold different opinions on the investment merits of a given security, issuer or industry such that PGIM Real Estate may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PGIM Real Estate may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PGIM Real Estate’s affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time. PGIM Real Estate may cause transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same assets for other accounts managed by PGIM Real Estate, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PGIM Real Estate may buy or sell, or may direct or recommend that one client buy or sell, assets of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PGIM Real Estate may, at any time, execute trades of assets of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PGIM Real Estate may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PGIM Real Estate than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PGIM Real Estate of favoring accounts that pay a higher fee or generate more income for PGIM. To address this conflict of interest, PGIM Real Estate has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts. PGIM Real Estate manages certain funds that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PGIM Real Estate has implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

PGIM Real Estate and certain of its affiliates engage in various activities related to investment in real estate. For example, PGIM Real Estate or any of its affiliates may enter into financing arrangements with issuers of real estate securities, including the making of loans secured by the assets or by the credit of the issuer of the real estate securities and may, in certain circumstances, exercise of creditor or other remedies, against the issuer of such real estate securities in connection with such financing arrangements. In addition, PGIM Real Estate or any of its affiliates may buy or sell, or may direct or recommend that another person buy or sell, assets of the same kind or class, or from the same issuer as are purchased or sold for this or any other account under the direction of PGIM Real Estate or any of its affiliates. PGIM Real Estate or its affiliates, as a part of its direct investment in real estate on behalf of clients, may obtain material non-public information regarding an issuer of securities that the Fund may hold or wish to hold. As a consequence of these activities, PGIM Real Estate’s ability to purchase or sell, or to choose the timing of purchase or sale of, real estate securities of a given issuer may be restricted by contract or by applicable laws, including ERISA or federal securities laws.

Prudential Financial and the general account of The Prudential Insurance Company of America (“PICA”) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PGIM’s client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PGIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PGIM may invest Fund assets in the securities of companies with which PGIM or an affiliate of PGIM has a financial relationship, including investment in the securities of companies that are advisory clients of PGIM.

PGIM Real Estate follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential and actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

The Manager and its affiliates have existing and potential relationships with a significant number of corporations, institutions and individuals in matters related to its other businesses and investments. As a result of these relationships, the Manager or Subadviser may face conflicts of interest in connection with any transactions involving an investment by the Fund with such persons, including with respect to the consideration offered by, and the obligations of, such persons. In determining whether to pursue a particular investment on behalf of the Fund, these relationships could be considered by the Manager or Subadviser, and there may be certain potential investments which will not be pursued on behalf of the Fund in view of such relationships. As a result, there can be no assurance that all potentially suitable investment opportunities that come to the attention of the Manager or Subadviser will be made available to the Fund.

Item 14 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 15 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 – Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.
(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of

1934 – Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.
(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.
(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Private Real Estate Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 27, 2026

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer
(Principal Financial Officer)

Date:	February 27, 2026